     As filed with the Securities and Exchange Commission on April 30, 2003

                                                     Registration Nos. 333-36515
                                                                   and 811-08385

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]

                         Post-Effective Amendment No. 6                      |X|

                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [_]

                                 Amendment No. 2                             |X|

              SEPARATE ACCOUNT D OF PARAGON LIFE INSURANCE COMPANY
              ----------------------------------------------------
                           (Exact Name of Registrant)

                         PARAGON LIFE INSURANCE COMPANY
                         ------------------------------
                               (Name of Depositor)

                    190 Carondelet Plaza, St. Louis, MO 63105
                    -----------------------------------------
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
               --------------------------------------------------
                                 (314) 862-2211

Name and Address of Agent for Service:                    Copy to:

       Gregg P. Hirsch, Esquire                   Stephen E. Roth, Esquire
  Metropolitan Life Insurance Company         Sutherland Asbill & Brennan LLP
           1 Madison Avenue                    1275 Pennsylvania Avenue, N.W.
          New York, NY 10010                  Washington, DC 20004-2415


It is proposed that this filing will become effective:

[_]  Immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  On May 1, 2003, pursuant to paragraph (b) of Rule 485

[X]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_]  On (May 1), pursuant to paragraph (a)(1) of Rule 485

                               -------------------

                      Title of securities being registered:

     Group and Individual Flexible Premium Variable Life Insurance Contracts

PARAGON-VUL
                       [Paragon - VUL Logo Appears Here]

Underlying Funds Through:

Fidelity Variable Insurance Products Fund
MFS Variable Insurance Trust
Putnam Variable Trust
Scudder Variable Series I
T. Rowe Price Equity Series, Inc.
T. Rowe Price Fixed Income Series, Inc.


.. FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          [Paragon Logo Appears Here]

[LOGO] Paragon Life
A MetLife(R) Company
  Prospectus dated May 1, 2003
                                                                          50414

General American Distributors ("GAD") serves as principal underwriter and distributor of the Policies. GAD is a member of the NASD. Registered representatives of broker-dealers that have entered into written sales agreements with GAD will sell the Policies. Those registered representatives are registered with the NASD and with the states in which they do business. More information about GAD is available at http://www.nasd.com or by calling 1-800-289-9999. An Owner also can obtain an investor brochure from the NASD describing its Public Disclosure Program.

    Group and Individual Flexible Premium Variable Life Insurance Policies


                                   Issued by



             Separate Account D of Paragon Life Insurance Company


                                      And


                        Paragon Life Insurance Company



                             190 Carondelet Plaza


                              St. Louis, MO 63105


                                (800)-685-0124



                                  PROSPECTUS



                                  May 1, 2003



This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."



The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.



You may allocate net premiums to Separate Account D (the "Separate Account") which invests in the investment portfolios ("Funds") listed below.



A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.



Please note that the Policies and the Funds:



  .   are not guaranteed to achieve their goals;


  .   are not federally insured;


  .   are not endorsed by any bank or government agency; and


  .   are subject to risks, including loss of the amount invested.



 The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.



The following Funds are available through this Policy:



                   Fidelity Variable Insurance Products Fund


                               Growth Portfolio


                            Equity-Income Portfolio


                              Index 500 Portfolio


                             Contrafund Portfolio



                         MFS Variable Insurance Trust


                          MFS Emerging Growth Series



                             Putnam Variable Trust


                           Putnam VT High Yield Fund


                       Putnam VT New Opportunities Fund


                             Putnam VT Income Fund


                            Putnam VT Voyager Fund



                           Scudder Variable Series I


                          SVSI Money Market Portfolio


                         SVSI International Portfolio



                       T. Rowe Price Equity Series, Inc.


                         New America Growth Portfolio


                     Personal Strategy Balanced Portfolio



                    T. Rowe Price Fixed Income Series, Inc.


                          Limited-Term Bond Portfolio



                  The date of this Prospectus is May 1, 2003

                               TABLE OF CONTENTS


   Policy Benefits/Risks Summary.........................................  4
      Policy Benefits
      Policy Risks
      Portfolio Risks
   Fee Table.............................................................  8
   Issuing the Policy.................................................... 12
      General Information
      Procedural Information
      Right to Examine Policy (Free Look Right)
      Ownership Rights
      Modifying the Policy
   Premiums.............................................................. 14
      Minimum Initial Premium
      Premium Flexibility
      Premium Limitations
      Refund of Excess Premium for Modified Endowment Contracts ("MECs")
      Allocation of Net Premiums and Cash Value
   The Company and the General Account................................... 15
      The Company
      The General Account
   The Separate Account and the Funds.................................... 15
      The Separate Account
      The Funds
   Policy Values......................................................... 20
      Policy Cash Value
      Cash Surrender Value
      Cash Value in the General Account
      Cash Value in Each Separate Account Division
   Policy Benefits....................................................... 21
      Death Benefit
      Death Benefit Options
      Changing Death Benefit Options
      Changing Face Amount
      Settlement Options
      Accelerated Death Benefits
      Surrender and Partial Withdrawals
      Transfers
      Loans
      Conversion Right to a Fixed Benefit Policy
      Payment of Benefits at Maturity
      Telephone, Facsimile and Online Requests
   Policy Lapse and Reinstatement........................................ 27
      Lapse
      Reinstatement
   Charges and Deductions................................................ 28
      Transaction Charges
      Periodic Charges
      Annual Fund Operating Expenses

           Federal Tax Matters.................................. 31
              Tax Status of the Policy
              Tax Treatment of Policy Benefits
           Additional Benefits and Riders....................... 35
           Distribution of the Policies......................... 35
           State Variations..................................... 36
           Legal Proceedings.................................... 36
           Financial Statements................................. 36
           Glossary............................................. 37
           Statement of Additional Information Table of Contents 39

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee any minimum Cash Value. You could lose some or all of your money.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this Prospectus.

                                Policy Benefits

Premiums

Flexibility of Premiums: The Owner will make planned premiums. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

Cancellation Privilege: The free look period begins when an Owner receives his or her Policy. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. The free look period generally ends within 20 days of receiving the Policy or such longer period as state law requires. A free look period also begins if an Owner requests an increase in Face Amount for that increase.

Death Benefit

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit plus any additional benefit provided by rider and minus any outstanding Indebtedness and any unpaid monthly deductions.


An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount available under each death benefit option as of the Insured's date of death.



  . Death Benefit Option A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.



  . Death Benefit Option B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.



So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount.

Accelerated Death Benefit Settlement Option Rider. Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill. The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.


Surrenders, Partial Withdrawals, Transfers and Loans


Surrenders: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences and may increase the risk that your Policy will lapse (terminate without value).



Partial Withdrawals: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse.


Transfers: Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account or General Account, if available. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). There are restrictions on transfers involving the General Account.


Loans: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Division of the Separate Account or the General Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 90% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.


Other Policy Benefits

Ownership Rights: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, changing premium allocations.

General Account: You may place money in the General Account where it earns at least 4% annual interest. We may credit higher rates of interest, but are not obligated to do so.

Separate Account: You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

Cash Value: Cash Value is the sum of your amounts in the General Account, the Loan Account, and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, interest we credit to the General Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Cash Value.

Additional Benefits and Riders: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states. Please contact us at our Home Office for further details.


Settlement Options: There may be other ways of receiving proceeds under the death benefit and other provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Home Office.

                                 Policy Risks

Investment Risk

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.


Risk of an Increase in Current Fees and Expenses



Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.


Policy Lapse


If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.


Tax Treatment


We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, because there is limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, an Owner should not be deemed to be in constructive receipt of Cash Value until there is a distribution from the Policy.


Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 591/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender and Partial Withdrawals


We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender may have tax consequences and may increase the risk that your policy will lapse.



We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your policy will lapse.


Loans


A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.


We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If an Owner surrenders the Policy or allows the Policy to lapse while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

                                Portfolio Risks

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. There is no assurance that any of the Funds will achieve its stated investment objective.

                                   FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers policy account value among the Separate Account Divisions and the General Account.


                                      Transaction Fees
---------------------------------------------------------------------------------------------
                                                             Amount Deducted/(1)/
---------------------------------------------------------------------------------------------
                                                   Maximum Guaranteed
         Charge           When Charge is Deducted        Charge            Current Charge
--------------------------------------------------------------------------------
Premium Expense Charge     Upon receipt of each   1.25% of each premium 1.25% of each premium
                              premium payment            payment               payment
                             during years one
                                through ten
---------------------------------------------------------------------------------------------
Premium Tax Charge         Upon receipt of each       2.25% of each         2.25% of each
                              premium payment        premium payment       premium payment
---------------------------------------------------------------------------------------------
Partial Withdrawal Charge    Upon each partial             $25          The lesser of $25 or
                              withdrawal from                             2% of the amount
                                the Policy                                    withdrawn
---------------------------------------------------------------------------------------------
Transfer Charge           Upon transfer in excess   $25 per transfer             $0
                          of 12 in a Policy Year
---------------------------------------------------------------------------------------------
Accelerated Death Benefit     At the time an              $100                   $0
Administrative Charge        accelerated death
                              benefit is paid

--------
/(1)/We may charge fees and use rates that are lower than the guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).


                         Periodic Charges Other Than Fund Operating Expenses
--------------------------------------------------------------------------------
                                                                        Amount Deducted
-----------------------------------------------------------------------------------------------------
                                                          Maximum Guaranteed
             Charge               When Charge is Deducted       Charge            Current Charge
--------------------------------------------------------------------------------
Cost of Insurance Charge/(1)/ per On the Investment Start
$1000 of net amount at risk          date and on each
..Minimum/(2)/ and Maximum/(3)/      succeeding Monthly           $0.175                $0.040
  Charges                               Anniversary              $208.33               $42.28
..Charge for Male, preferred                                      $99.00                $36.00
  non-smoker insured, attained
  age 40
-----------------------------------------------------------------------------------------------------
Administrative Charge             On the Investment Start   $3.50 per month       $3.50 per month
                                     Date and on each
                                    succeeding Monthly
                                        Anniversary
-----------------------------------------------------------------------------------------------------
Mortality and Expense                      Daily          0.75% (annually) of 0.65% of the net assets
Risk Charge                                                the net assets of  of each Division of the
                                                           each Division of    Separate Account, for
                                                             the Separate          policy years
                                                                Account          1 through 20/(4)/
-----------------------------------------------------------------------------------------------------
Loan Interest Spread/(5)/             On each Policy             3.0%                  0.45%
                                        Anniversary
-----------------------------------------------------------------------------------------------------

--------

/(1)/Cost of insurance charges vary based on the insured's attained age, rate class, and gender at issue or on the date of an increase in Face Amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. (The charge for a male preferred nonsmoker insured attained age 40, assumes a Policy with $500,000 in Face Amount.) More detailed information concerning your cost of insurance charges is available on request from our Home Office.



/(2)/This minimum charge is based on an insured with the following characteristics: Female, Preferred Non-smoker insured, attained age 17.



/(3)/This maximum charge is based on an insured with the following characteristics: Male, Substandard Smoker insured, attained age 99. We apply substandard rates to policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.



/(4)/Currently, this charge lowers to 0.45% in Policy Years 21 and beyond.



/(5)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, 5.45% annually, guaranteed not to exceed 8.0% annually) and the amount of interest we credit to the amount in your Loan Account (guaranteed minimum--5.0% annually). While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

                       Periodic Charges Other Than Fund Operating Expenses
--------------------------------------------------------------------------------
                                                                    Amount Deducted
--------------------------------------------------------------------------------------------------
                                                       Maximum Guaranteed
           Charge            When Charge is Deducted         Charge             Current Charge
--------------------------------------------------------------------------------------------------
Optional Rider Charges/(6)/:
--------------------------------------------------------------------------------------------------
Waiver of Monthly            On rider start date and
Deductions Rider per $1.00       on each Monthly            $0.07944               $0.07949
of waived deduction                Anniversary              $0.22732               $0.22732
..Minimum/(7)/ and
  Maximum/(8)/ Charges                                       $2.78                  $2.78

..Charge for Male,
  preferred non-smoker
  Insured, attained age 40
--------------------------------------------------------------------------------------------------
Accelerated Death Benefit              N/A           See "Accelerated Death See "Accelerated Death
Settlement Option Rider                              Benefit Administrative Benefit Administrative
                                                     Charge" in Transaction Charge" in Transaction
                                                       Fees Table above.      Fees Table above.

--------

/(6)/Charges for the waiver of monthly deduction rider vary based on the individual characteristics of the insured. Charges based on actual age will likely increase as the insured ages. (The waiver of monthly deduction rider charge for a male preferred nonsmoker insured attained age 40, assumes a Policy with $500,000 in Face Amount.) The optional charges shown in the table may not be typical of the charges you will pay. Your policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office.



/(7)/This minimum charge is based on an insured with the following characteristics: Female Preferred, Smoker insured, attained age 17.



/(8)/This maximum charge is based on an insured with the following characteristics: Male Substandard, Non-Smoker insured, attained age 59.



The following tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2002. Expenses of the Funds may be higher or lower in the future.



This table shows the minimum and maximum total operating expenses (both before and after contractual fee waivers or expense reimbursements) charged by the Funds for the fiscal year ended December 31, 2002. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.



Range of Annual Fund Operating Expenses/(1)/



                                                            Minimum Maximum
    ------------------------------------------------------------------
    Total Annual Fund Operating Expenses (expenses that are
      deducted from Fund assets, including management fees,
      distribution (12b-1) fees, and other expenses)         0.33%   1.03%

--------

/(1)/The Fund expenses used to prepare this table were provided to Paragon by the Funds. Paragon has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.

The following table shows the fees and expenses (both before and after contractual fee waiver and expense reimbursement, if applicable) charged by each portfolio for the fiscal year ended December 31, 2002.



                                                                                 Gross
                                                    Management 12b-1  Other   Total Annual
Fund                                                   Fees    Fees  Expenses   Expenses
------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund/(2)/
------------------------------------------------------------------------------------------
   Growth Portfolio                                   0.58%    0.00%  0.09%      0.67%
------------------------------------------------------------------------------------------
   Equity-Income Portfolio                            0.48%    0.00%  0.09%      0.57%
------------------------------------------------------------------------------------------
   Index 500 Portfolio                                0.24%    0.00%  0.09%      0.33%
------------------------------------------------------------------------------------------
   Contrafund Portfolio                               0.58%    0.00%  0.10%      0.68%
------------------------------------------------------------------------------------------
MFS Variable Insurance Trust/(2)/
------------------------------------------------------------------------------------------
   Emerging Growth Series                             0.75%    0.00%  0.11%      0.86%
------------------------------------------------------------------------------------------
Putnam Variable Insurance Trust
------------------------------------------------------------------------------------------
   Putnam VT High Yield Fund                          0.57%    0.00%  0.06%      0.63%
------------------------------------------------------------------------------------------
   Putnam VT New Opportunities Fund                   0.54%    0.00%  0.06%      0.60%
------------------------------------------------------------------------------------------
   Putnam VT Income Fund                              0.68%    0.00%  0.10%      0.78%
------------------------------------------------------------------------------------------
   Putnam VT Voyager Fund                             0.59%    0.00%  0.09%      0.68%
------------------------------------------------------------------------------------------
Scudder Variable Series I
------------------------------------------------------------------------------------------
   SVSI Money Market Portfolio                        0.37%    0.00%  0.06%      0.43%
------------------------------------------------------------------------------------------
   SVSI International Portfolio                       0.87%    0.00%  0.16%      1.03%
------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc. and T. Rowe Price
  Fixed Income Series, Inc./(1)/
------------------------------------------------------------------------------------------
   New America Growth Portfolio                                0.00%             0.85%
------------------------------------------------------------------------------------------
   Personal Strategy Balanced Portfolio                        0.00%             0.90%
------------------------------------------------------------------------------------------
   Limited-Term Bond Portfolio                                 0.00%             0.70%

--------

/(1)/T. Rowe Price Associates, Inc. does not provide separate Management Fees and Other Expenses, rather management fees include all operation expenses.



/(2)/For certain portfolios, certain expenses were reimbursed and/or certain fees were waived during 2002. It is anticipated that these expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual portfolio operating expenses would have been:


                                                       Amount of       Net
                                 Management  Other     Waiver or   Total Annual
Fund                                Fees    Expenses Reimbursement   Expenses
-------------------------------------------------------------------------------
Fidelity Variable Insurance
 Products Fund
-------------------------------------------------------------------------------
    Growth Portfolio**             0.58%     0.09%      (0.06%)       0.61%
-------------------------------------------------------------------------------
    Equity-Income Portfolio**      0.48%     0.09%      (0.01%)       0.56%
-------------------------------------------------------------------------------
    Index 500 Portfolio*           0.24%     0.09%      (0.05%)       0.28%
-------------------------------------------------------------------------------
    Contrafund Portfolio**         0.58%     0.10%      (0.04%)       0.64%
-------------------------------------------------------------------------------
MFS Variable Insurance Trust
-------------------------------------------------------------------------------
    Emerging Growth Series***      0.75%     0.11%      (0.01%)       0.85%

       -
        * The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed .28%. The fund's manager may discontinue this arrangement at any time.

       ** Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

      *** Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend-disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses.

ISSUING THE POLICY
================================================================================

General Information

Generally, a Policy is available for Insureds between Issue Ages 17-80 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages.


Currently, the minimum initial Face Amount is generally $250,000. The maximum Face Amount is generally $5,000,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")


Owners will make planned premium payments. In addition, Owners may pay additional premiums.

Procedural Information

Individuals wishing to purchase a Policy must complete the appropriate application for this Individual Insurance Policy and submit it to our authorized representative or to us at our Home Office. We will issue an Individual Policy to give to each Owner. Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

Right to Examine Policy (Free Look Right)

Initial Free Look Period. The Owner may cancel a Policy within 20 days of receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;
  .   10 days of mailing the right to cancellation notice to the Owner; or
  .   45 days after the Owner signed the application for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions in the same manner as it was deducted.

Ownership Rights

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

Minimum Initial Premium


No insurance will take effect until the minimum initial premium is paid. The initial premium for a Policy must at least equal one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.



We will apply premiums to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive the cash premium as well as the supporting documentation necessary for us to determine the amount of premium. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.


Premium Flexibility


After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Premiums after the first premium payment must be paid to us at our Home Office. The Owner may establish a schedule of planned premiums which we will bill at regular intervals. Those offered are annual premiums or monthly premiums via electronic bank draft. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. See "Policy Lapse and Reinstatement".


An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have federal income tax consequences.

Premium Limitations


Every premium payment paid must be at least $20. We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We generally will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment. In no event will we refund the excess payment more than 60 days after the end of the Policy Year in which payment is received.


Refund of Excess Premium for Modified Endowment Contracts ("MECs")

We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

Allocation of Net Premiums and Cash Value

When an Owner applies for a Policy, he or she must instruct us in the application for individual insurance to allocate your net premium to one or more Divisions of the Separate Account and/or, if applicable, the General Account. We will allocate an Owner's net premium according to the following rules:

  . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . We will allocate the net premium as of the date we receive it at our Home Office according to an Owner's current premium allocation instructions, unless otherwise specified.

  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect on the date we record the change.

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. The Owner bears the entire investment risk for amounts he or she allocates to the Divisions. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

THE COMPANY AND THE GENERAL ACCOUNT
================================================================================

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. Our principal offices are located at: 190 Carondelet Plaza, St. Louis, Missouri 63105. We are obligated to pay all benefits under the Policy.

The General Account

The General Account consists of all assets owned by Paragon other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

At Policy issue, we will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. We may, at our discretion, limit an Owner's ability to allocate Net Premiums or to transfer Cash Value to the General Account under certain Policies.

The Loan Account is part of the General Account.

We have not registered interests in the General Account under the Securities Act of 1933, nor have we registered the General Account as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The Separate Account

We established Separate Account D (the "Separate Account") as a separate investment account on January 3, 1995 under Missouri law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable insurance policies we issue. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC.

The Separate Account is divided into Divisions, each of which invests in shares of the Funds shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

The assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

The Funds

The Separate Account invests in shares of the Funds. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund.


      Portfolio        Investment Manager                     Investment Objective
-------------------------------------------------------------------------------------------------------
Fidelity Growth        Fidelity           The Portfolio seeks to achieve capital appreciation.
Portfolio              Management &
                       Research Company.
-------------------------------------------------------------------------------------------------------
Fidelity Equity-Income Fidelity           The Portfolio seeks reasonable income. The Fund will
Portfolio              Management &       also consider the potential for capital appreciation. The
                       Research Company.  fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the
                                          Standard & Poor's 500 Index (S&P 500).
-------------------------------------------------------------------------------------------------------
Fidelity Index 500     Fidelity           The Portfolio seeks investment results that correspond to
Portfolio              Management &       the total return of common stocks publicly traded in the
                       Research Company.  United States, as represented by the Standard & Poor's
                                          500 Index (S&P 500).
-------------------------------------------------------------------------------------------------------
Fidelity Contrafund    Fidelity           The Portfolio seeks long-term capital appreciation.
Portfolio              Management &
                       Research Company.
-------------------------------------------------------------------------------------------------------
MFS Emerging           Massachusetts      The series' investment objective is long-term growth of
Growth Series          Financial Services capital. The series invests under normal market
                       Company.           conditions, at least 65% of its net assets in common
                                          stocks and related securities, such as preferred stocks,
                                          convertible securities and depositary receipts for those
                                          securities, of emerging growth companies.
-------------------------------------------------------------------------------------------------------
Putnam VT              Putnam Investment  Seeks high current income. Capital growth is a secondary
High Yield Fund        Management, Inc.   goal when consistent with achieving high current income.
                                          The fund pursues its goal by investing mainly in bonds that
                                          (a) are obligations of U.S. companies, (b) are below
                                          investment-grade in quality (junk bonds) and (c) have
                                          intermediate to long-term maturities (three years or longer).
                                          Under normal circumstances, the fund invests at least 80%
                                          of its net assets in securities rated below investment grade.
-------------------------------------------------------------------------------------------------------
Putnam VT              Putnam Investment  Seeks long-term capital appreciation. The fund pursues its
New Opportunities      Management, Inc.   goal by investing mainly in common stocks of U.S.
Fund                                      companies, with a focus on growth stocks in sectors of the economy that Putnam Management believes have high
                                          growth potential.
-------------------------------------------------------------------------------------------------------
Putnam VT Income       Putnam Investment  Seeks high current income consistent with what Putnam
Fund                   Management, Inc.   Management believes to be prudent risk. The fund
                                          pursues its goal by investing mainly in bonds that (a) are obligations of companies and governments worldwide
                                          denominated in U.S. dollars, (b) are either investment-
                                          grade or below investment-grade (junk bonds) and
                                          (c) have intermediate to long-term maturities (three years or longer).
-------------------------------------------------------------------------------------------------------
Putnam VT Voyager      Putnam Investment  Seeks capital appreciation. The fund pursues its goal by
Fund                   Management, Inc.   investing mainly in common stocks of U.S. companies,
                                          with a focus on growth stocks.

    Portfolio      Investment Manager                     Investment Objective
--------------------------------------------------------------------------------------------------
SVSI Money Market   Deutsche          The Money Market Portfolio seeks to maintain the
Portfolio           Investment        stability of capital and, consistent therewith, to maintain
                    Management        the liquidity of capital and to provide current income.
                    Americas Inc      It does this by investing exclusively in high quality
                                      short-term securities. The Portfolio seeks to maintain a
                                      net asset value of $1.00 per share. Unless otherwise
                                      indicated, the Portfolio's investment objective and
                                      policies may be changed without a vote of Shareholders.
--------------------------------------------------------------------------------------------------
SVSI International  Deutsche          The International Portfolio seeks long-term growth of
Portfolio           Investment        capital primarily through diversified holdings of
                    Management        marketable foreign equity investments. The Portfolio
                    Americas Inc      invests primarily in common stocks of established
                                      companies, listed on foreign exchange, which the
                                      Portfolio management team believes have favorable
                                      characteristics. The Portfolio will invest in at least three different countries excluding the United States. Unless
                                      otherwise indicated, the Portfolio's investment objective
                                      and policies may be changed without a vote of
                                      Shareholders.
--------------------------------------------------------------------------------------------------
T. Rowe Price       T. Rowe Price     The Fund seeks to provide long-term growth of capital by
New America Growth  Associates, Inc.  investing primarily in the common stocks of companies
Portfolio                             operating in sectors T. Rowe Price believes will be the
                                      fastest growing in the United States.
--------------------------------------------------------------------------------------------------
T. Rowe Price       T. Rowe Price     The Fund seeks the highest total return over time
Personal Strategy   Associates, Inc.  consistent with an emphasis on both capital appreciation
Balanced Portfolio                    and income.
--------------------------------------------------------------------------------------------------
T. Rowe Price       T. Rowe Price     The Fund seeks to provide a high level of current income
Limited-Term Bond   Associates, Inc.  consistent with moderate fluctuations in share price. The
Portfolio                             Fund invests primarily in short-term and intermediate-
                                      term bonds. There is no maturity limitations on individual securities purchased, but the Fund's dollar-weighted
                                      average effective maturity will not exceed five years.

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

There is no assurance that any of the Funds will achieve its stated objective. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market sub accounts may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Funds, which must accompany or precede this Prospectus. You should read these prospectuses carefully and keep them for future reference.

Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  .   eliminate or combine one or more Divisions;
  .   substitute one Division for another Division; or
  . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

Policy Cash Value

The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.

Cash Surrender Value


The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, minus any outstanding Indebtedness.


Cash Value in the General Account

On each Valuation Date, the Cash Value in the General Account will equal:

  . the amount of the Net Premiums allocated or Cash Value transferred to the General Account; plus
  .   interest at the rate of 4% per year; plus
  . any excess interest which Paragon credits and any amounts transferred into the General Account; less
  . the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

Cash Value in Each Separate Account Division

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Home Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; plus
  .   units purchased with additional net premiums; plus

  . units purchased via transfers from another Division, the General Account, or the Loan Account; minus
  .   units redeemed to pay for monthly deductions; minus
  .   units redeemed to pay for partial withdrawals; minus
  . units redeemed as part of a transfer to another Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

  . the value of the net assets of the Division at the end of the preceding Valuation Period; plus
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus
  . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus
  . the daily mortality and expense risk charge (a charge not to exceed 0.75% annually, divided by
  . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

Death Benefit


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Home Office satisfactory proof of the Insured's death. We may require the Owner to return the Policy. [If the Beneficiary dies before the Insured, we will pay the insurance proceeds in a lump sum to the Insured's estate.] We will pay the proceeds in a single sum or under one or more of the settlement options set forth in the Policy. Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

  .   the death benefit (described below); plus
  .   any additional insurance provided by rider; minus
  .   any unpaid monthly deductions; minus
  .   any outstanding Indebtedness.

If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured's death to the date we make payment.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

Death Benefit Options

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Changing Death Benefit Options

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.

Changing Face Amount

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. In some Executive Programs, Face Amount may be determined by formula and provide increases without evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Home Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $5,000,000. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.


Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $250,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.


A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge".)


Settlement Options

In addition to a lump sum payment, we may offer settlement options that apply to the payment of proceeds under the death benefit provisions of the Policy. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Home Office.

Accelerated Death Benefits


We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associates with adding these riders or receiving accelerated death benefits are uncertain. An Owner should consult a tax advisor before adding these riders to his or her Policy or requesting payment of an accelerated death benefit.


Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value by sending a facsimile, written or online request to us. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.

Surrender. To effect a surrender, an Owner must return the Policy to our Home Office along with the request to surrender the Policy. Alternatively, the request must be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. We will process each partial withdrawal at the unit values next determined after we receive an Owner's request.

The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Division or General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, the Owner may allocate the amount withdrawn among the Divisions or the General Account. If no allocation is specified, we will deduct amount of the partial withdrawal (including any partial withdrawal transaction charge) from the General Account and the Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in the General Account and in each Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Division or the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining General Account and Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Division or General Account. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.


A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.


Transfers

An Owner may transfer Cash Value, (not including amounts credited to the Loan Account,) among the Divisions available with the Policy and, for certain Policies, between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions. The following features apply to transfers under a Policy:

  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.
  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in a Division or the General Account. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year. The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.


Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Divisions of the Separate Account. If a pattern of excessive trading by a Policy owner or the Policy owner's agent develops, we reserve the right not to process the transfer request. When we identify such a pattern of excessive trading, we will immediately notify you or, as appropriate, we will notify your agent who will then notify you, that the transfer request has not been processed and that any additional requests for transfers will be subject to certain restrictions, including the loss of any telephone or electronic transfer privileges. If your transfer request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed.


Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, the maximum General Account allocation percent, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Transfers from the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.

After the first Policy Year, an Owner may withdraw or transfer a portion of Cash Value from the General Account to the Separate Account. A partial withdrawal and any transfer must be at least $500 or the Policy's entire Cash Value in the General Account, if less than $500. The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

  . the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy's specifications page, or
  .   the previous Policy Year's General Account maximum withdrawal amount.

The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by facsimile, written or online request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 90% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $500. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Divisions of the Separate Account and the General Account on pro-rata basis based on the proportion that the Policy's Cash Value in each Division and the General Account bear to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner a rate not to exceed 8% annually with our current rate of 5.45% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the General Account on a pro-rata basis in the proportions that the portions of the Cash Value in the General Account and each Division bear to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the General Account and the Divisions: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Home Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Divisions and/or the General Account (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. The Owner of a Policy should seek competent advice before requesting a Policy loan.

Conversion Right to a Fixed Benefit Policy

An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, an Owner requests in writing that we transfer all of his or her Cash Value into the General Account, and the Owner indicates that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class, gender or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 100.

Telephone, Facsimile and Online Requests

In addition to written requests, we may accept telephone, facsimile, and e-mail or via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.
  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonable believe to be authentic. The Owner bears the risk of any such loss.
  . These procedures may include requiring forms of personal identification before acting upon instructions, providing written confirmation of transactions to the Owner, and/or tape recording telephone instructions received from the Owner.
  . We reserve the right to suspend telephone, facsimile and/or e-mail or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using automated telephone or online systems. We are not able to verify that the person providing your PIN and giving us instructions via an automated telephone or online system is the Owner or is authorized to act on the Owner's behalf.

Facsimile or online transactions or telephone inquiries may not always be possible. Any telephone, facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Home Office.

POLICY LAPSE AND REINSTATEMENT
================================================================================

Lapse

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.


We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.


Reinstatement

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.


If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.


The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
================================================================================


We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume, and (iv) our profit expectations.


Services and benefits we provide:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct


Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing services and benefits under the Policy and assuming the risks associated with the Policy.


                              Transaction Charges

Premium Expense Charge


During Policy Years one through ten, before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") equal to 1.25% of the premium paid.

Premium Tax Charge

Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.25% from all Policies.

Partial Withdrawal Transaction Charge

An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition the amount received in cash.

Transfer Charge

After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year we may impose a charge of $25 to cover administrative costs incurred in processing the transfer.

                               Periodic Charges

Monthly Deduction

We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from the General Account and each Division on a pro rata basis in the proportions that a Policy's Cash Value in the General Account and each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month. We expect to profit from this charge and may use these profits for any lawful purpose, including distribution expenses.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; less (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the Initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and sex of the Insured at issue or the date of an increase in Face Amount. The cost of insurance rates generally increase as the Insured's Attained Age increases.


The rate class of an Insured will affect the cost of insurance rate. For the Initial Face Amount, we will use the rate class on the Issue Date. A separate rate class will be associated with each increase in Face Amount, other than an increase caused by a change in the death benefit option. If an increase in Face Amount does result from a change in death benefit option, the rate class for such an increase will be the same as that used for the most recent increase in Face Amount you requested that required proof of insurability.


We currently place Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk. The degree of underwriting imposed may vary from full underwriting to simplified issue underwriting.

Actual cost of insurance rates may change, and the actual monthly cost of insurance rates will be determined by us based on our expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For fully underwritten and simplified issue Policies which are not in a substandard risk class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/nonsmoker 1980 CSO Mortality Tables (1980 CSO Table SA, 1980 CSO Table NA, 1980 CSO Table SG, and 1980 CSO Table NG), age last birthday. Higher rates apply if the Insured is determined to be in a substandard risk class.

In two otherwise identical Policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. Polices issued with simplified underwriting will, in general, incur a higher cost of insurance than Policies issued under full underwriting.


Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.


Monthly Administrative Charge. We assess a monthly administration charge that compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The amount of this charge is set forth in the specifications pages of the Policy. The monthly charge is $3.50 per month.


Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus.





  . Waiver of Monthly Deductions Rider. This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assesses per $1.00 of the waived monthly deduction.

  . Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.


Mortality and Expense Risk Charge

We will deduct a daily charge from the Separate Account at a rate not to exceed ..0020471% (an annual rate of 0.75%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.


This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses.



Loan Interest Charge



We currently charge interest on Policy loans at an annual interest rate of 5.45% (not to exceed 8.0 annually), payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at an effective annual rate of 5% (guaranteed minimum 5% annually).


Federal Taxes

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

Annual Fund Operating Expenses

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fee Table in this prospectus.

FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its investment decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.


Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.



If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.


Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with Policy loans are uncertain when there is little or no difference between the interest rate charged on the loans and the interest rate credited on the loans.


Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. The tax consequences associated with the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.


Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.



Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.


Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.


Tax Shelter Regulations. Prospective Owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.


Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. In addition, certain riders may not be available in all states. Moreover, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The terms of the riders may vary from state to state; you should consult your Policy . We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider
  .   Accelerated Death Benefit Settlement Option Rider

DISTRIBUTION OF THE POLICIES
================================================================================

We have entered into an Underwriting Agreement with General American Distributors ("GAD"), for the distribution and sale of the Policies. GAD is a wholly owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Financial Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD has entered into selling agreements with broker-dealers who will sell the Policies through their registered representatives.

Broker-dealers may receive a marketing allowance to assist in marketing the product. This allowance may include an amount up to $3,000 per Policy at issue and is an on-going annual percentage up to 0.15% of Cash Value to reimburse the broker-dealer for expenses and due diligence efforts performed in connection with marketing the product. This allowance will generally be retained by the broker-dealer in order to offset its expenses. Generally, no compensation will be paid by the Company, the principal underwriter, or the broker-dealer to the individual directly involved in the sale of the product.

There are 12b-1 arrangements with some fund managers that compensate GAD for underwriting the contracts based upon aggregate assets.

STATE VARIATIONS
================================================================================


Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and statement of additional information provide a general description of the Policy. An Owner's actual policy and endorsements or riders are the controlling documents. An Owner should contact our Home Office to review a copy of his or her policy and any applicable endorsements and riders.


LEGAL PROCEEDINGS
================================================================================

The Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, the ability of GAD to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information (SAI). Our financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Home Office.

GLOSSARY
================================================================================

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

General Account--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.


Home Office--The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests--in writing, by telephone (1-800-685-0124) or facsimile (314-862-4502)--should be directed to the Home Office.


Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Insured--The person whose life is insured under a Policy.

Investment Start Date--The date the initial premium is applied to the General Account and for the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 100.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

Owner (or You)--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy-- The Individual Policy offered by the Company and described in this Prospectus.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission)--The Securities and Exchange Commission.

Separate Account--The Separate Account D, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance
     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................   8
     More Information About the Company...............................   9
        The Company
        Ratings
     Other Information................................................  10
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements
        Index to Financial Statements
     Appendix--Death Benefit Applicable Percentage Table.............. A-1

   To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Home Office.


   The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.






Investment Company Act of 1940 Registration File No. 811-08385

             SEPARATE ACCOUNT D OF PARAGON LIFE INSURANCE COMPANY
                                 (Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                                  (Depositor)

                             190 Carondelet Plaza
                           St. Louis, Missouri 63105
                                (314) 862-2211


                      STATEMENT OF ADDITIONAL INFORMATION


   This Statement of Additional Information ("SAI") contains additional information regarding individual flexible premium variable life insurance policies offered by Paragon Life Insurance Company ("Paragon").

   This SAI is not a prospectus, and should be read together with the prospectus for the Policies dated May [ ], 2003, and the prospectuses for Fidelity Variable Insurance Products Fund, MFS Variable Insurance Trust, Putnam Variable Trust, Scudder Variable Series I, T. Rowe Price Equity Series, Inc., and T. Rowe Price Fixed Income Series, Inc. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.

   The date of this Statement of Additional Information is May 1, 2003.


   Underlying Funds Through:



                   Fidelity Variable Insurance Products Fund


                         MFS Variable Insurance Trust


                             Putnam Variable Trust


                           Scudder Variable Series I


                       T. Rowe Price Equity Series, Inc.


                    T. Rowe Price Fixed Income Series, Inc.


[LOGO]
Paragon Life
A MetLife(R) Company

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


    Additional Policy Information....................................   3
       The Policy
       Claims of Creditors
       Incontestability
       Misstatement of Age
       Suicide Exclusion
       Assignment
       Beneficiary
       Changing Owner or Beneficiary
       Changing Death Benefit Options
       Determination of Cash Value in Each Separate Account Division
       Payment of Proceeds
       Delays in Payments We Make
       Cost of Insurance
    Additional Benefits and Riders...................................   7
       Waiver of Monthly Deductions Rider
       Children's Life Insurance Rider
       Spouse's Life Insurance Rider
       Accelerated Death Benefit Settlement Option Rider
    Distribution of the Policies.....................................   8
    More Information About the Company...............................   9
       The Company
       Ratings
    Other Information................................................  10
       Potential Conflicts of Interest
       Safekeeping of Separate Account Assets
       Records and Reports
       Legal Matters
       Experts
       Advertisements
       Additional Information
       Financial Statements
    APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE.............. A-1

ADDITIONAL POLICY INFORMATION
================================================================================

                                  The Policy

   The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us.

   We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

                              Claims of Creditors

   To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

                               Incontestability

   In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.


   We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.


                      Misstatement of Age and Corrections

   If the age or sex of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance.

   Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

                               Suicide Exclusion

   If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

   Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                  Assignment

   An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Home Office. The Owner retains an ownership rights under the Policy that are not assigned.

   We will be bound by an assignment of a Policy only if:

  .   it is in writing;

  . the original instrument or a certified copy is filed with us at our Home Office; and

  .   we send an acknowledged copy to the Owner.

   We are not responsible for determining the validity of any assignment.

   Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                  Beneficiary

   The Beneficiary (ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

                         Changing Owner or Beneficiary

   The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences. The Owner should consult a tax advisor before doing so.

                        Changing Death Benefit Options


   An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. Changing the death benefit option may have tax consequences.


   If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

   If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

         Determination of Cash Value in Each Separate Account Division

   Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division multiplied by the


  . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus


  . any net premium payments allocated to the Division during the current Valuation Period; plus

  . any loan repayments allocated to the Division during the current Valuation Period; plus

  . any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

  . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; minus

  . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; minus

  . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

   The Net Investment Factor for each Division for a Valuation Period equals:

  .   the value of the assets at the end of the preceding Valuation Period; plus

  . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus


  . a charge not to exceed .0020471% of the net assets for each day in the Valuation Period. This corresponds to 0.75% per year for mortality and expense risks (The current rate may change but will not exceed 0.75%); divided by


  .   the value of the assets at the end of the preceding Valuation Period.

                              Payment of Proceeds

   Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Home Office. Payment may, however, be postponed in certain circumstances. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness.

   Settlement Options. We generally will pay Policy benefits in a lump sum payment. By written agreement, however, we may provide for payment of death benefit proceeds under an alternative settlement option.

   The only currently available settlement option is to leave proceeds on deposit with the Company at interest.

                          Delays in Payments We Make

   We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax [and/or online] requests, and or due proofs of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  .   the SEC by order permits postponement for the protection of Owners; or

  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

   The Company may defer payments on any amount from the General Account for not more than six months.

   Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators.

   Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, Paragon will pay interest at the rate of 4% per year for the period of the deferment.

                               Cost of Insurance

   Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the Initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience.

   The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and sex of the Insured at issue or the date of an increase in Face Amount. The cost of insurance rates generally increase as the Insured's Attained Age increases.

   The rate class of an Insured will affect the cost of insurance rate. For the Initial Face Amount, we will use the rate class on the Issue Date. For each increase in Face Amount, other than one caused by a change in the death benefit option, we will use the rate class applicable to that increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the most recent increase, excluding any rider, that required proof of insurability.

   We currently place Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk. The degree of underwriting imposed may vary from full underwriting to simplified issue underwriting.

   Actual cost of insurance rates may change, and the actual monthly cost of insurance rates will be determined by us based on our expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For fully underwritten and simplified issue Policies which are not in a substandard risk class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/nonsmoker 1980 CSO Mortality Tables (1980 CSO Table SA, 1980 CSO Table NA, 1980 CSO Table SG, and 1980 CSO Table NG), age last birthday. Higher rates apply if the Insured is determined to be in a substandard risk class.

   In two otherwise identical Policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. Polices issued with simplified underwriting will, in general, incur a higher cost of insurance than Policies issued under full underwriting.

   The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737, less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

   The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the Initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value as part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

   Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost on insurance paid by the Owner.

   Partial withdrawals and decrease in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

   The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

   We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

                      Waiver of Monthly Deductions Rider

   This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

               Accelerated Death Benefit Settlement Option Rider

   This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured has a life expectancy of 12 months or less. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

   The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of the terminal illness requirements above, less any Indebtedness and any term insurance added by other riders, plus 0.85 multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value.

   The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

DISTRIBUTION OF THE POLICIES
================================================================================

   General American Distributors ("GAD"), acts as the principal underwriter and distributor of the Policies pursuant to an Underwriting Agreement with us. GAD is a wholly-owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers
(NASD) and the Securities Investor Protection Corporation (SIPC), and is registered with the securities commissions of the states in which it operates. GAD is a Missouri corporation formed on October 3, 2000, and currently located at 700 Market Street, St. Louis, Missouri 63101. The Policies are sold by broker-dealers who have entered into written sales agreements with the principal underwriter. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

   We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the policy owners or the Separate Account.

   Broker-dealers may receive a marketing allowance to assist in marketing the product. This allowance may include an amount up to $3,000 per Policy at issue and is an on-going annual percentage up to 0.15% of Cash Value to reimburse the broker-dealer for expenses and due diligence efforts performed in connection with marketing the product. This allowance will generally be retained by the broker-dealer in order to offset its expenses. Generally, no compensation will be paid by the Company, the principal underwriter, or the broker-dealer to the individual directly involved in the sale of the product.

   GAD received sales compensation with respect to the Policies in the following amounts during the periods indicated:


                                                      Aggregate Amount of
                                                  Commissions Retained by GAD*
                           Aggregate Amount of  After Payments to its Registered
      Fiscal Year         Commissions Paid GAD* Persons and Other Broker-Dealers
--------------------------------------------------------------------------------
2000.....................          $0                          $0
--------------------------------------------------------------------------------
2001.....................          $0                          $0
--------------------------------------------------------------------------------
2002.....................          $0                          $0


* No commissions are paid to GAD but are paid directly to the selling broker dealers. (Total commissions were: $9.863 in 2002; $15,129 in 2001; and $50,643 in 2000.)


   Additional compensation may be paid to Metropolitan Life Insurance Company representatives for referral fees or other consultants for specific services. There are 12b-1 arrangements with some fund managers that compensate GAD for underwriting the contracts based upon aggregate assets.

   We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

MORE INFORMATION ABOUT THE COMPANY
================================================================================

                                  The Company

   Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri, and subject to regulation by the Missouri Division of Insurance. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies.

   We area wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

                                    Ratings

   We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. These ratings reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

OTHER INFORMATION
================================================================================

                        Potential Conflicts of Interest

   In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or
(iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

   If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                    Safekeeping of Separate Account Assets


   The Company holds assets of the Separate Account, physically segregated and held apart from our General Account assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.


                              Records and Reports

   We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

  . the current Cash Value, amounts in the General Account and in each Division of the Separate Account, Loan Account value

  .   the current Cash Surrender Value

  .   the current death benefit

  .   the current amount of any Indebtedness

  . any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)

  .   any other information required by law

   We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                                 Legal Matters

   Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, have been passed upon Gregg P. Hirsch, Associate General Counsel, Metropolitan Life Insurance Company.


                                    Experts




   The financial statements of the Company included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



   The financial statements of the Separate Account included in this SAI and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors (located at One City Centre, St. Louis, MO 63101), as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                                Advertisements

   We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

   Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

                            Additional Information

   A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

                             Financial Statements




   The Company's financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                             Applicable                              Applicable
       Attained Age          Percentage        Attained Age          Percentage
       ------------          ----------        ------------          ----------
40..........................    250%    61..........................    128%
41..........................    243     62..........................    126
42..........................    236     63..........................    124
43..........................    229     64..........................    122
44..........................    222     65..........................    120
45..........................    215     66..........................    119
46..........................    209     67..........................    118
47..........................    203     68..........................    117
48..........................    197     69..........................    116
49..........................    191     70..........................    115
50..........................    185     71..........................    113
51..........................    178     72..........................    111
52..........................    171     73..........................    109
53..........................    164     74..........................    107
54..........................    157     75-90.......................    105
55..........................    150     91..........................    104
56..........................    146     92..........................    103
57..........................    142     93..........................    102
58..........................    138     94..........................    101
59..........................    134     95 or older.................    100
60..........................    130

   The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

                         INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

   We have audited the accompanying balance sheets of Paragon Life Insurance Company (the "Company") as of December 31, 2002 and 2001, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2002 and 2001 and the results of its operations and comprehensive income and its cash flow for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Note 1 to the financial statements, in 2002, the Company changed its method of accounting for goodwill to conform to Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 9, 2003

                        PARAGON LIFE INSURANCE COMPANY

                                Balance Sheets

                          December 31, 2002 and 2001
                 (in thousands of dollars, except share data)


                                                                2002     2001
                                                              -------- --------
                            Assets
 Fixed maturities, available for sale........................ $119,204 $ 86,670
 Policy loans................................................   24,491   23,406
 Cash and cash equivalents...................................    7,978   16,236
                                                              -------- --------
        Total cash and invested assets.......................  151,673  126,312
                                                              -------- --------
 Reinsurance recoverables....................................      376      700
 Deposits relating to reinsured policyholder account balances   11,064    7,550
 Accrued investment income...................................    2,479    2,102
 Deferred policy acquisition costs...........................   18,041   10,592
 Value of business acquired..................................   24,606   23,041
 Goodwill....................................................    3,184    3,184
 Fixed assets and leasehold improvements, net................    3,837    3,032
 Other assets................................................      116      675
 Separate account assets.....................................  208,413  228,947
                                                              -------- --------
        Total assets......................................... $423,789 $406,135
                                                              ======== ========
             Liabilities and Stockholder's Equity
 Policyholder account balances............................... $122,878 $116,482
 Policy and contract claims..................................    2,277    1,106
 Federal income taxes payable................................    1,269      229
 Other liabilities and accrued expenses......................   13,773    4,894
 Payable to affiliates.......................................    1,148    2,755
 Due to separate account.....................................      437      450
 Deferred tax liability......................................   11,204    7,525
 Separate account liabilities................................  208,413  228,947
                                                              -------- --------
        Total liabilities....................................  361,399  362,388
                                                              -------- --------
 Stockholder's equity:
    Common stock, par value $150; 100,000 shares authorized;
      20,500 shares issued and outstanding...................    3,075    3,075
    Additional paid in capital...............................   42,532   33,032
    Accumulated other comprehensive income...................    4,248    1,170
    Retained earnings........................................   12,535    6,470
                                                              -------- --------
        Total stockholder's equity...........................   62,390   43,747
                                                              -------- --------
        Total liabilities and stockholder's equity........... $423,789 $406,135
                                                              ======== ========


                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

               Statements of Operations and Comprehensive Income

                 Years Ended December 31, 2002, 2001 and 2000
                           (in thousands of dollars)


                                                                    2002     2001     2000
                                                                  -------  -------  -------
Revenues:
   Policy contract charges....................................... $25,232  $23,996  $22,809
   Net investment income.........................................   9,410    8,784    8,748
   Commissions and expense allowances on reinsurance ceded.......     349      538      190
   Net realized investment (losses)..............................    (256)     (87)  (1,027)
                                                                  -------  -------  -------
       Total revenues............................................  34,735   33,231   30,720
                                                                  -------  -------  -------
Benefits and expenses:
   Policy benefits...............................................   6,789    4,979    4,742
   Interest credited to policyholder account balances............   6,588    6,432    5,743
   Commissions, net of capitalized costs.........................   1,036      713      381
   General and administration expenses, net of capitalized costs.  13,565   14,052   12,787
   Amortization of deferred policy acquisition costs.............    (501)     751       --
   Amortization of value of business acquired....................  (1,979)     854    2,092
   Amortization of goodwill......................................      --      177      177
                                                                  -------  -------  -------
       Total benefits and expenses...............................  25,498   27,958   25,922
                                                                  -------  -------  -------
       Income before federal income tax expense..................   9,237    5,273    4,798
Federal income taxes.............................................   3,172    1,898    1,703
                                                                  -------  -------  -------
Net income.......................................................   6,065    3,375    3,095
Other comprehensive income.......................................   3,078      301      869
                                                                  -------  -------  -------
Comprehensive income............................................. $ 9,143  $ 3,676  $ 3,964
                                                                  =======  =======  =======




                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                      Statements of Stockholder's Equity

                 Years Ended December 31, 2002, 2001 and 2000
                           (in thousands of dollars)

                                                  Accumulated
                                      Additional     other                  Total
                               Common  paid-in   comprehensive Retained stockholder's
                               Stock   capital   income (loss) earnings    equity
                               ------ ---------- ------------- -------- -------------
Balance at January 1, 2000.... $2,050  $34,057      $   --     $    --     $36,107
   Par value change...........  1,025   (1,025)         --          --          --
   Net income.................     --       --          --       3,095       3,095
   Other comprehensive income.     --       --         869          --         869
                               ------  -------      ------     -------     -------
Balance at January 1, 2001....  3,075   33,032         869       3,095      40,071
   Net income.................     --       --          --       3,375       3,375
   Other comprehensive income.     --       --         301          --         301
                               ------  -------      ------     -------     -------
Balance at January 1, 2002....  3,075   33,032       1,170       6,470      43,747
   Capital contribution.......     --    9,500          --          --       9,500
   Net income.................     --       --          --       6,065       6,065
   Other comprehensive income.     --       --       3,078          --       3,078
                               ------  -------      ------     -------     -------
Balance at December 31, 2002.. $3,075  $42,532      $4,248     $12,535     $62,390
                               ======  =======      ======     =======     =======



                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                           Statements of Cash Flows

                 Years Ended December 31, 2002, 2001 and 2000
                           (in thousands of dollars)

                                                                                 2002      2001      2000
                                                                               --------  --------  -------
Cash flows from operating activities:
   Net income................................................................. $  6,065  $  3,375  $ 3,095
   Adjustments to reconcile net income to net cash provided by (used in)
     operating activities:
       Change in:
          Reinsurance recoverables............................................      324       949     (335)
          Deposits relating to reinsured policyholder account balances........   (3,514)     (314)    (216)
          Accrued investment income...........................................     (377)      (98)    (151)
          Federal income tax payable..........................................    1,040      (354)    (424)
          Other assets........................................................     (246)     (921)  (1,493)
          Policy and contract claims..........................................    1,171      (465)    (120)
          Other liabilities and accrued expenses..............................    8,879     1,812     (103)
          Payable to affiliates...............................................   (1,607)     (162)    (886)
          Company ownership of separate account...............................        5        --       64
          Due to separate account.............................................      (18)      248       10
       Deferred tax expense...................................................    2,021     1,097    1,186
       Policy acquisition costs deferred......................................   (6,988)   (6,578)  (4,836)
       Amortization of deferred policy acquisition costs......................     (501)      751       --
       Amortization of value of business acquired.............................   (1,979)      854    2,092
       Amortization of goodwill...............................................       --       177      177
       Interest credited to policyholder accounts.............................    6,588     6,432    5,743
       (Accretion) / amortization of net investments..........................     (438)     (239)    (101)
       Net loss on sales and calls of investments.............................      256        87    1,027
                                                                               --------  --------  -------
Net cash provided by operating activities.....................................   10,681     6,651    4,729
                                                                               --------  --------  -------
Cash flows from investing activities:
   Purchases of fixed maturities..............................................  (43,612)  (12,247)  (6,007)
   Sales, maturities and repayments of fixed maturities.......................   16,450    12,369    3,960
   Increase in policy loans, net..............................................   (1,085)   (3,339)  (3,113)
                                                                               --------  --------  -------
Net cash used in investing activities.........................................  (28,247)   (3,217)  (5,160)
                                                                               --------  --------  -------
Cash flows from financing activities:
   Capital contribution.......................................................    9,500        --       --
   Net policyholder account deposits..........................................     (192)    2,784     (142)
                                                                               --------  --------  -------
Net cash provided (used) in financing activities..............................    9,308     2,784     (142)
                                                                               --------  --------  -------
Net (decrease) increase in cash and cash equivalents..........................   (8,258)    6,218     (573)
Cash and cash equivalents at beginning of year................................   16,236    10,018   10,591
                                                                               --------  --------  -------
Cash and cash equivalents at end of year...................................... $  7,978  $ 16,236  $10,018
                                                                               ========  ========  =======
Supplemental disclosure of cash flow information:
   Cash paid for income taxes................................................. $   (110) $ (1,155) $  (941)
                                                                               ========  ========  =======

                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                         Notes to Financial Statements

                           (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

   Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly-owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in all states including the District of Columbia.

   On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion in cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

   The acquisition of GenAmerica and the Company by MetLife was accounted for under the purchase method of accounting in accordance with Accounting Principles Board No. 16, Accounting for Business Combinations. The purchase price was allocated to the assets and liabilities acquired based upon the fair value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balances in the Statement of Stockholder's Equity. This purchase resulted in the creation of goodwill and other intangible assets (value of business acquired) totaling $31,753.

   The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The significant accounting policies and related judgements underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgements that frequently require estimates about matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

   The significant accounting policies of the Company are as follows:

  (a) Recognition of Policy Revenue and Related Expenses

   Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  (b) Invested Assets

   The Company primarily invests in fixed maturities and equity securities which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income impairments and the determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions which could result in prepayments and charges in amounts to be earned due to changing interest rates or equity markets.

   Investment securities are accounted for at fair value. At December 31, 2002 and 2001, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of

                        PARAGON LIFE INSURANCE COMPANY
allocated amortization of deferred policy acquisition costs, value of business acquired, and taxes, reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

   Investment securities are adjusted for impairments in value when deemed to be other than temporary. These adjustments are recorded as investment losses. Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

   Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  (c) Value of Business Acquired

   Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  (d) Goodwill

   Goodwill represents the excess of cost over the fair value of net assets acquired. On January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standard ("SFAS") No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized, but tested for impairment at least annually to determine if a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 20 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred. Accumulated amortization as of December 31, 2002 and 2001 was $354. Amortization expense for the years ended December 31, 2002, 2001 and 2000 were $0, $177, and $177, respectively. If the goodwill was not amortized for each of the years ended December 31, 2001 and 2000, net income would have been higher by the amount of amortization expense as the amortization expense was not tax deductible.

  (e) Policyholder Account Balances

   Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates ranged from 4% to 5.5% in 2002, 2001 and 2000. The actual crediting rate ranged from 5.6% to 6.1% in 2002, and 6.1% in 2001 and 2000.

  (f) Federal Income Taxes

   The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial

                        PARAGON LIFE INSURANCE COMPANY
statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   The company will file a consolidated federal income tax return with General American Life Insurance Company, General Life Insurance Company, and Security Equity Life Insurance Company. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

  (g) Reinsurance

   Balances, resulting from agreements, which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

  (h) Deferred Policy Acquisition Costs


   The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality and morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. These factors enter into management's estimate of gross profits which generally are used to amortize certain of such costs. Revisions to estimates result in charges to the amounts expensed in the reporting period in which revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. Such costs which may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting are deferred and amortized with interest over the expected life of the contract.


   Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross profits from investment, mortality and expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  (i) Separate Account Business

   The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life

                        PARAGON LIFE INSURANCE COMPANY
insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. Mortality and expense charges collected from separate accounts by the Company are reflected in the Company's revenues as policy contract charges and totaled $1,680, $1,714 and $1,947 for the years ended December 31, 2002, 2001, and 2000, respectively. The assets and liabilities of the separate account are carried at fair value.

  (j) Fair Value of Financial Instruments

   Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

      Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

      Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

      Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

      Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

  (k) Cash and Cash Equivalents

   For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original maturities of 90 days or less.

  (l) Fixed Assets, Leasehold Improvements

   Fixed assets and leasehold improvements, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from five to ten years for leasehold improvements and three to 15 years for all fixed assets, which include data processing equipment and furniture and equipment. Accumulated depreciation and amortization of fixed assets and leasehold improvements was $1,629 and $1,402 at December 31, 2002 and 2001, respectively. Related depreciation and amortization expense was $229, $91 and $135 for the years ended December 31, 2002, 2001 and 2000, respectively.

   Computer software, which is included in fixed assets and leasehold improvements, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $2,602 and $1,737 at December 31, 2002 and 2001, respectively. Related amortization expense was $865, $647 and $162 for the years ended December 31, 2002, 2001 and 2000, respectively.

  (m) Reclassification

   Certain amounts in the prior year financial statements have been reclassified to conform to the current year presentation.

                        PARAGON LIFE INSURANCE COMPANY

  (n) New Accounting Pronouncements

   In January 2003, the Financial Accounting Standards Board ("FASB") issued Financial Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities ("FIN 46"). FIN 46 provides guidance surrounding consolidation based on controlling financial interest and provides new quantitative guidelines to various variable interest entities as defined in the statement. The interpretation applies immediately to variable interest entities created after January 31, 2003, and in the first fiscal year or interim period beginning after June 15, 2003 to variable interest entities acquired before February 1, 2003. Although the Company has not finalized its analysis of FIN 46, the Company does not believe it will be required to consolidate or disclose any information related to variable interest entities.

   In December 2002, FASB issued SFAS No. 148, Accounting for Stock-Based Compensation--Transition and Disclosure, an amendment of FASB Statement No. 123 ("SFAS 148"). This Statement amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Statement is effective for fiscal years ending and for financial reports containing condensed financial statements for interim periods beginning after December 15, 2002 and the Company does not believe the adoption of SFAS 148 will have a material impact on the Company's financial condition or results of operations.

   In November 2002, FASB issued FIN No. 45, Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. Disclosure requirements under FIN 45 are effective for fiscal periods ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to FIN 45 scope, including guarantees issued prior to FIN 45. The initial recognition and measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company believes the adoption of FIN 45 did not have a significant impact on the Company's financial statements nor require additional disclosure.

   In June 2002, FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"), which requires that a liability for a cost associated with exit or disposal activities be recognized and measured initially at fair value in the period in which the liability is incurred. SFAS 146 is effective for exit or disposal activities initiated after December 31, 2002, with early application encouraged. The adoption of SFAS 146 did not have a material impact on the Company's financial condition or results of operations.

   In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. SFAS 145 is effective for fiscal years beginning after May 15, 2002, and the initial application of this standard did not have a significant impact on the Company's financial statements.

   In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting

                        PARAGON LIFE INSURANCE COMPANY

Principles Board Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions
("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. The adoption of SFAS 144 by the Company on January 1, 2002 did not have a material impact on the Company's financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. The Company did not amortize goodwill during 2002. Amortization of goodwill was $177 for each of the years ended December 31, 2001 and 2000. The Company has completed the required impairment tests of goodwill. The Company had no intangible assets as of December 31, 2001. There was no impairment of goodwill or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

(2) Investments

   The amortized cost and estimated fair value of fixed maturities at December 31, 2002 and 2001 are as follows:

                                                     2002
                                  ------------------------------------------
                                              Gross      Gross
                                  Amortized unrealized unrealized Estimated
                                    cost      gains      losses   fair value
                                  --------- ---------- ---------- ----------
    U.S. Treasury securities..... $  4,547   $   428     $   --    $  4,975
    Corporate securities.........   67,564     6,674      1,006      73,232
    Foreign Corporate securities.   19,457     1,924         93      21,288
    Foreign Government securities      496        60         --         556
    Mortgage-backed securities...   17,606     1,296         --      18,902
    Asset-backed securities......      245         6         --         251
                                  --------   -------     ------    --------
                                  $109,915   $10,388     $1,099    $119,204
                                  ========   =======     ======    ========

                                                     2001
                                  ------------------------------------------
                                              Gross      Gross
                                  Amortized unrealized unrealized Estimated
                                    cost      gains      losses   fair value
                                  --------- ---------- ---------- ----------
    U.S. Treasury securities..... $  4,654   $   156     $   27    $  4,783
    Corporate securities.........   55,279     3,015      4,839      53,455
    Foreign Corporate securities.   13,860       927         --      14,787
    Foreign Government securities       --        --         --          --
    Mortgage-backed securities...   12,382       747         --      13,129
    Asset-backed securities......      496        20         --         516
                                  --------   -------     ------    --------
                                  $ 86,671   $ 4,865     $4,866    $ 86,670
                                  ========   =======     ======    ========

                        PARAGON LIFE INSURANCE COMPANY

   The amortized cost and estimated fair value of fixed maturities at December 31, 2002, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                  Amortized Estimated
                                                    cost    Fair value
                                                  --------- ----------
         Due in one year or less................. $  5,467   $  5,577
         Due after one year through five years...   12,592     13,691
         Due after five years through ten years..   19,433     21,065
         Due after ten years through twenty years   54,572     59,718
         Asset-backed securities.................      245        251
         Mortgage-backed securities..............   17,606     18,902
                                                  --------   --------
                                                  $109,915   $119,204
                                                  ========   ========

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the company is not exposed to any significant concentrations of credit risk in its fixed maturities portfolio.

   Proceeds from sales of fixed maturities during 2002, 2001 and 2000 were $12,287 and $3,449 and 3,960, respectively. Gross gains of $518 and gross (losses) of $(9) were realized on those sales in 2002. Gross gains of $58 and gross (losses) of $(145) were realized on those sales in 2001. Gross gains of $7 and gross (losses) of $(1,034) were realized on those sales in 2000. Gross investment losses exclude write-downs recorded during 2002 for other than temporarily impaired available for-sale securities of $766. There were no write-downs in 2001 or 2002.

   The sources of net investment income follow:

                                         2002    2001    2000
                                        ------  ------  ------
                 Fixed maturities...... $7,542  $6,681  $6,789
                 Policy loans..........  1,805   1,701   1,464
                 Short-term investments    167     469     577
                                        ------  ------  ------
                                         9,514   8,851   8,830
                 Investment expenses...   (104)    (67)    (82)
                                        ------  ------  ------
                 Net investment income. $9,410  $8,784  $8,748
                                        ======  ======  ======

   A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows:

                                                 2002     2001    2000
                                               -------  -------  ------
       Unrealized appreciation (depreciation):
       Fixed maturities available-for-sale.... $ 9,289  $ 4,098  $1,465
       Deferred policy acquisition costs......    (111)     (70)     --
       VOBA...................................  (2,643)  (2,228)   (128)
       Deferred income taxes..................  (2,287)    (630)   (468)
                                               -------  -------  ------
       Net unrealized appreciation............ $ 4,248  $ 1,170  $  869
                                               =======  =======  ======

   The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $3,177 and $4,023 at December 31, 2002 and 2001, respectively.

                        PARAGON LIFE INSURANCE COMPANY

(3) Fair Value Information

   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2002 and 2001.

                                                       Carrying Estimated
                                                        Value   Fair Value
                                                       -------- ----------
      December 31, 2002:
         Assets
             Fixed maturities, available for sale..... $119,204  $119,204
             Policy loans.............................   24,491    24,491
             Separate account assets..................  208,413   208,413
         Liabilities
             Policyholder account balances............  122,878   122,878
      December 31, 2001:
         Assets
             Fixed maturities, available for sale..... $ 86,670  $ 86,670
             Policy loans.............................   23,406    23,406
             Separate account assets..................  228,947   228,947
         Liabilities
             Policyholder account balances............  116,482   116,482

(4) Reinsurance

   The Company reinsures certain risks with other insurance companies as the company sets a maximum retention amount ($100 for all new cases after January 1, 2002 and $50 for all existing cases as of December 31, 2001) to help reduce the loss on any single policy.

   Premiums and related reinsurance amounts for the years ended December 31, 2002, 2001 and 2000 as they relate to transactions with affiliates are summarized as follows:

                                                  2002    2001    2000
                                                 ------- ------- -------
       Reinsurance transactions with affiliates:
       Premiums for reinsurance ceded........... $28,670 $19,513 $18,445
       Policy benefits ceded....................  20,409  20,837  22,130
       Commissions and expenses ceded...........     349     538     190
       Reinsurance recoverables.................     261     631   1,617
       Reinsurance experience adjustment........   3,447      --      --

   Under a new treaty placed in 2002, annual cash settlements are subject to an experience adjustment. The experience adjustment represents the inception-to-date variance between ceded premiums and actual ceded claims as specified by the treaty. The experience adjustment is recorded as a deposit relating to reinsured policyholder account balances or in other liabilities and accrued expenses in the Company's financial statements and is not recognized in earnings, unless actual experience demonstrates that long term morality assumptions used in the initial treaty are no longer appropriate.

   Ceded premiums and benefits to non-affiliates for 2002, 2001 and 2000 were insignificant.

                        PARAGON LIFE INSURANCE COMPANY

(5) Deferred Policy Acquisition Costs

   A summary of the policy acquisition costs deferred and amortized is as follows:

                                                          2002     2001     2000
                                                        -------  -------  --------
Balance at beginning of year........................... $10,592  $ 4,836  $ 24,357
Purchase adjustments...................................      --       --   (24,357)
Policy acquisition costs deferred......................   6,988    6,577     4,836
Policy acquisition costs amortized.....................     501     (751)       --
Deferred policy acquisition costs relating to change in
  unrealized (gain) on investments available for sale..     (40)     (70)       --
                                                        -------  -------  --------
Balance at end of year................................. $18,041  $10,592  $  4,836
                                                        =======  =======  ========

(6) Value of Business Acquired

   A summary of the VOBA deferred and amortized is as follows:

                                                    2002     2001     2000
                                                  -------  -------  --------
  Balance at beginning of year................... $23,041  $25,995  $     --
  Purchase adjustments...........................      --       --   (28,215)
  VOBA amortized.................................  (1,979)     854     2,092
  VOBA relating to change in unrealized (gain) on
    investments available for sale...............    (414)  (2,100)     (128)
                                                  -------  -------  --------
  Balance at end of year......................... $24,606  $23,041  $ 25,995
                                                  =======  =======  ========

(7) Federal Income Taxes

   The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                            2002   2001   2000
                                           ------ ------ ------
                Current tax expense....... $1,151 $  801 $  517
                Deferred tax expense......  2,021  1,097  1,186
                                           ------ ------ ------
                Provision for income taxes $3,172 $1,898 $1,703
                                           ====== ====== ======

   Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                              2002    2001   2000
                                             ------  ------ ------
             Computed "expected" tax expense $3,233  $1,846 $1,679
             Other, net.....................    (61)     52     24
                                             ------  ------ ------
             Provision for income taxes..... $3,172  $1,898 $1,703
                                             ======  ====== ======

                        PARAGON LIFE INSURANCE COMPANY

   The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2002, 2001 and 2000 are presented below:

                                                   2002    2001    2000
                                                  ------- ------- -------
      Deferred tax assets:
         Policy and contract liabilities......... $   378 $   439 $   554
         Tax capitalization of acquisition costs.   3,240   3,084   2,869
         Purchase adjustment.....................   1,342   1,236   1,456
         Capital loss carryforwards..............     779     775      --
         Reinsurance experience adjustment.......   1,132      --      --
         Other, net..............................     136     162     164
                                                  ------- ------- -------
      Total deferred tax assets.................. $ 7,007 $ 5,696 $ 5,043
                                                  ======= ======= =======
      Deferred tax liabilities:
         Unrealized gain on investments, net..... $ 2,287 $   630 $   468
         VOBA....................................   9,535   8,838   9,139
         Deferred policy acquisition costs.......   6,389   3,753   1,702
                                                  ------- ------- -------
      Total deferred tax liabilities............. $18,211 $13,221 $11,309
                                                  ------- ------- -------
      Net deferred tax liabilities............... $11,204 $ 7,525 $ 6,266
                                                  ======= ======= =======

   The Company believes that it is more likely than not that the deferred tax assets established will be realized. At December 31, 2002 and 2001, the Company recognized deferred tax assets associated with capital losses of approximately $779 and $775, respectively, that will expire between 2006 and 2007. However, these capital losses are expected to be utilized during the period allowed.

   The Company has been audited by the Internal Revenue Service for the year through and including 1996. The Company is being audited for the years 1997-2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

(8) Related-Party Transactions

   The Company purchases certain administrative services from MetLife and General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2002, 2001 and 2000 were $3,512, $3,056 and $2,487, respectively. See Note 4 for reinsurance transactions with affiliates.

   The amounts charged by MetLife and General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

   In 2002 the Company received $9,500 in additional paid in capital from General American. This additional capital was necessary in order to become licensed in the State of New York. Paragon became licensed in the State of New York on October 8, 2002.

(9) Pension Plan

   Effective January 1, 2001, the Company's employees became employees of MetLife. This transition affected the provision of employee benefit plans as described below:

                        PARAGON LIFE INSURANCE COMPANY

   The Company continued to co-sponsor with General American a defined benefit plan covering all existing and eligible active and retired employees as of January 1, 2001 through December 31, 2002. Retirement benefits are based on years of credited service and final average earnings history. On December 31, 2002, the General American Qualified Pension Plan was merged into Metropolitan Life Qualified Pension Plan.

   As of January 1, 2001, postretirement benefits were merged into the postretirement benefit plans of MetLife. Consistent with the Company's former participation in the General American plan, employees may become eligible for these benefits under the MetLife plan if they attain retirement age, with sufficient service, while working for MetLife. Additionally, MetLife provides postemployment benefits for eligible employees as of this transition date.

   In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $161, $123 and $459 for 2002, 2001 and 2000, respectively.

(10) Statutory Financial Information

   The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting that varies in some respects from GAAP. Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) non-provision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost;
(6) net presentation of reinsurance balances; (7) exclusion of comprehensive income disclosures; and (8) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

   The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2002, 2001 and 2000, as determined using statutory accounting practices, is summarized as follows:

                                                           2002     2001    2000
                                                          ------- -------  -------
Statutory surplus as reported to regulatory authorities.. $22,603 $12,930  $13,751
Net gain (loss) from operations as reported to regulatory
  authorities............................................ $   773 $  (931) $   835

(11) Dividend Restrictions

   Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 2002 without prior notice or approval is $2,260. Paragon did not pay dividends in 2002, 2001 and 2000.

                        PARAGON LIFE INSURANCE COMPANY

(12) Risk-Based Capital

   The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

   The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2002, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(13) Commitments and Contingencies

   The Company leases certain of its facilities and equipment under non-cancelable leases the majority of which expire March 2003. The future minimum lease obligations under the terms of the leases are summarized as follows:

                         Year ended December 31:
                            2003................ $  380
                            2004................    370
                            2005................    339
                            2006................    287
                            2007................    244
                                                 ------
                                                 $1,620
                                                 ======

   Rent expense totaled $459, $677 and $562 in 2002, 2001 and 2000, respectively.

   From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which would have a material adverse effect on its future operations.

                        PARAGON LIFE INSURANCE COMPANY

(14) Comprehensive Income/(Loss)

   The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2002, 2001 and 2000:

                                                                      2002
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 4,935    $(1,727)  $ 3,208
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (456)       160      (296)
Plus: reclassification adjustment for losses realized in
  net income............................................      256        (90)      166
                                                          -------    -------   -------
Other comprehensive income..............................  $ 4,735    $(1,657)  $ 3,078
                                                          =======    =======   =======

                                                                      2001
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 2,546    $  (891)  $ 1,655
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................   (2,170)       759    (1,411)
Plus: reclassification adjustment for losses realized in
  net income............................................       87        (30)       57
                                                          -------    -------   -------
Other comprehensive income..............................  $   463    $  (162)  $   301
                                                          =======    =======   =======

                                                                      2000
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $   438    $  (153)  $   285
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (128)        45       (83)
Plus: reclassification adjustment for losses realized in
  net income............................................    1,027       (360)      667
                                                          -------    -------   -------
Other comprehensive income..............................  $ 1,337    $  (468)  $   869
                                                          =======    =======   =======

                         INDEPENDENT AUDITORS' REPORT


The Board of Directors
Paragon Life Insurance Company and
  Policyholders of Separate Account D's Individual Variable Universal Life
  Divisions:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, T.R. Price I New America Growth, T.R. Price II Limited-Term Bond, T.R. Price I Personal Strategy Balanced, and MFS Emerging Growth Fund Divisions (the "Funds") of Paragon Separate Account D as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods in the three year period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the periods in the two year period then ended. These financial statements and financial highlights are the responsibility of the management of Paragon Separate Account D (the "Separate Account"). Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of Paragon Separate Account D as of December 31, 2002, the results of their operations and changes in their net assets for each of the periods in the three year period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the periods in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


St. Louis, Missouri

April 9, 2003

                          PARAGON SEPARATE ACCOUNT D

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2002

                                                     Scudder       Scudder      Fidelity      Fidelity      Fidelity
                                                  Money Market  International Equity Income    Growth       Index 500
                                                  Fund Division Fund Division Fund Division Fund Division Fund Division
                                                  ------------- ------------- ------------- ------------- -------------
Net Assets:
   Investments at Market Value (See Schedule of
    Investments).................................   $447,942        66,724       121,403       277,606       219,959
   (Payable to) Receivable from Paragon Life
    Insurance Company............................       (476)          (90)         (202)       17,825        18,571
                                                    --------       -------       -------       -------       -------
      Total Net Assets...........................   $447,466        66,634       121,201       295,431       238,530
                                                    ========       =======       =======       =======       =======
Net Assets, representing:
   Equity of Contract Owners.....................   $446,932        66,632       121,195       295,432       238,435
   Equity of Paragon Life Insurance Company......        534             2             6            (1)           95
                                                    --------       -------       -------       -------       -------
                                                    $447,466        66,634       121,201       295,431       238,530
                                                    ========       =======       =======       =======       =======
Total Units Held.................................    399,325         6,892         5,658         9,618         2,327
Unit Value.......................................   $   1.12          9.67         21.42         30.72        102.45
Cost of Investments..............................   $447,942       122,828       154,344       371,470       302,134

                                                    Fidelity       Putnam
                                                   Contrafund    High Yield
                                                  Fund Division Fund Division
                                                  ------------- -------------
Net Assets:
   Investments at Market Value (See Schedule of
    Investments).................................    132,113       55,278
   (Payable to) Receivable from Paragon Life
    Insurance Company............................       (203)      20,923
                                                     -------       ------
      Total Net Assets...........................    131,910       76,201
                                                     =======       ======
Net Assets, representing:
   Equity of Contract Owners.....................    131,913       76,201
   Equity of Paragon Life Insurance Company......         (3)          --
                                                     -------       ------
                                                     131,910       76,201
                                                     =======       ======
Total Units Held.................................      6,260        7,440
Unit Value.......................................      21.07        10.24
Cost of Investments..............................    144,114       62,906

                                                                                            T.R. Price I  T.R. Price II
                                                     Putnam        Putnam      Putnam New    New America  Limited-Term
                                                     Voyager       Income     Opportunities    Growth         Bond
                                                  Fund Division Fund Division Fund Division Fund Division Fund Division
                                                  ------------- ------------- ------------- ------------- -------------
Net Assets:
   Investments at Market Value (See Schedule of
    Investments).................................   $ 55,354       115,762        52,299       18,206        20,264
   (Payable to) Receivable from Paragon Life
    Insurance Company............................        (60)         (134)          (58)         (22)          (21)
                                                    --------       -------       -------       ------        ------
      Total Net Assets...........................   $ 55,294       115,628        52,241       18,184        20,243
                                                    ========       =======       =======       ======        ======
Net Assets, representing:
   Equity of Contract Owners.....................   $ 55,292       115,626        52,240       18,184        20,244
   Equity of Paragon Life Insurance Company......          2             2             1           --            (1)
                                                    --------       -------       -------       ------        ------
                                                    $ 55,294       115,628        52,241       18,184        20,243
                                                    ========       =======       =======       ======        ======
Total Units Held.................................      1,786         7,500         3,375        1,270         3,537
Unit Value.......................................   $  30.97         15.42         15.48        14.32          5.72
Cost of Investments..............................   $112,565       111,038       115,609       27,865        20,061

                                                    T.R. Price I
                                                  Personal Strategy MFS Emerging
                                                      Balanced         Growth
                                                    Fund Division   Fund Division
                                                  ----------------- -------------
Net Assets:
   Investments at Market Value (See Schedule of
    Investments).................................      76,261          52,437
   (Payable to) Receivable from Paragon Life
    Insurance Company............................         (67)         18,306
                                                       ------          ------
      Total Net Assets...........................      76,194          70,743
                                                       ======          ======
Net Assets, representing:
   Equity of Contract Owners.....................      76,197          70,742
   Equity of Paragon Life Insurance Company......          (3)              1
                                                       ------          ------
                                                       76,194          70,743
                                                       ======          ======
Total Units Held.................................       5,518           5,414
Unit Value.......................................       13.81           13.07
Cost of Investments..............................      77,395          87,205

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT D

                           STATEMENTS OF OPERATIONS

             For the Years Ended December 31, 2002, 2001 and 2000

                                                    Scudder Money Market   Scudder International Fund  Fidelity Equity Income
                                                        Fund Division               Division               Fund Division
                                                   ----------------------- -------------------------  -----------------------
                                                    2002    2001    2000     2002     2001     2000     2002     2001    2000
                                                   ------- ------- ------- -------  -------  -------  -------  -------  -----
Investment Income:
   Dividend Income................................ $ 5,563   7,298   5,609     810      393    1,930    3,006    2,656    291
Expenses:
   Mortality and Expense Charge...................   2,450   1,515     626     590      732      630    1,014    1,185    414
                                                   ------- ------- ------- -------  -------  -------  -------  -------  -----
      Net Investment Income (Expense).............   3,113   5,783   4,983     220     (339)   1,300    1,992    1,471   (123)
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions...............      --      --      --      --   18,419    6,686    3,545    7,464    737
   Proceeds from Sales............................  61,306 248,002 293,093  35,902    8,134    8,574   57,073   12,242  2,500
   Cost of Investments Sold.......................  61,306 248,002 293,093  67,976   12,749    9,336   74,140   12,809  2,493
                                                   ------- ------- ------- -------  -------  -------  -------  -------  -----
      Net Realized (Loss) Gain on Investments.....      --      --      -- (32,074)  13,804    5,924  (13,522)   6,897    744
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year             --      --      -- (68,416) (16,152)  11,594  (10,415)   7,211     (2)
   Unrealized (Loss) Gain End of Year.............      --      --      -- (56,104) (68,416) (16,152) (32,941) (10,415) 7,211
                                                   ------- ------- ------- -------  -------  -------  -------  -------  -----
   Net Unrealized Gain (Loss) on Investments......      --      --      --  12,312  (52,264) (27,746) (22,526) (17,626) 7,213
                                                   ------- ------- ------- -------  -------  -------  -------  -------  -----
      Net (Loss) Gain on Investments..............      --      --      -- (19,762) (38,460) (21,822) (36,048) (10,729) 7,957
                                                   ------- ------- ------- -------  -------  -------  -------  -------  -----
Increase (Decrease) in Net Assets Resulting from
 Operations....................................... $ 3,113   5,783   4,983 (19,542) (38,799) (20,522) (34,056)  (9,258) 7,834
                                                   ======= ======= ======= =======  =======  =======  =======  =======  =====

                                                        Fidelity Growth
                                                         Fund Division
                                                   -------------------------
                                                     2002     2001     2000
                                                   -------  -------  -------
Investment Income:
   Dividend Income................................     514       98    2,917
Expenses:
   Mortality and Expense Charge...................   1,562    1,096      461
                                                   -------  -------  -------
      Net Investment Income (Expense).............  (1,048)    (998)   2,456
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions...............      --    9,178    3,212
   Proceeds from Sales............................  36,706   18,751   37,213
   Cost of Investments Sold.......................  47,728   23,533   34,980
                                                   -------  -------  -------
      Net Realized (Loss) Gain on Investments..... (11,022)   4,396    5,445
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year        (31,336)  (9,825)   5,724
   Unrealized (Loss) Gain End of Year............. (93,864) (31,336)  (9,825)
                                                   -------  -------  -------
   Net Unrealized Gain (Loss) on Investments...... (62,528) (21,511) (15,549)
                                                   -------  -------  -------
      Net (Loss) Gain on Investments.............. (73,550) (17,115) (10,104)
                                                   -------  -------  -------
Increase (Decrease) in Net Assets Resulting from
 Operations....................................... (74,598) (18,113)  (7,648)
                                                   =======  =======  =======

                                                       Fidelity Index 500        Fidelity Contrafund       Putnam High Yield
                                                          Fund Division             Fund Division            Fund Division
                                                   --------------------------  -----------------------  ----------------------
                                                     2002      2001     2000     2002    2001    2000    2002    2001    2000
                                                   --------  -------  -------  -------  ------  ------  ------  ------  ------
Investment Income:
   Dividend Income................................ $  3,258    3,161    2,122      350     197     535   5,267   5,226     835
Expenses:
   Mortality and Expense Charge...................    1,830    2,203    1,396      406     278     136     372     289     119
                                                   --------  -------  -------  -------  ------  ------  ------  ------  ------
      Net Investment Income (Expense).............    1,428      958      726      (56)    (81)    399   4,895   4,937     716
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions...............       --       --      874       --     695   1,263      --      --      --
   Proceeds from Sales............................  141,398   35,300  275,709    6,912  10,405   5,193  27,214   2,305     588
   Cost of Investments Sold.......................  198,521   43,771  266,793    7,692  11,654   5,211  31,216   2,704     627
                                                   --------  -------  -------  -------  ------  ------  ------  ------  ------
      Net Realized (Loss) Gain on Investments.....  (57,123)  (8,471)   9,790     (780)   (554)  1,245  (4,002)   (399)    (39)
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year.......  (55,578) (21,116)  11,881   (5,135) (1,526)  1,944  (6,725) (3,275)    160
   Unrealized (Loss) End of Year..................  (82,175) (55,578) (21,116) (12,001) (5,135) (1,526) (7,628) (6,725) (3,275)
                                                   --------  -------  -------  -------  ------  ------  ------  ------  ------
   Net Unrealized (Loss) Gain on Investments......  (26,597) (34,462) (32,997)  (6,866) (3,609) (3,470)   (903) (3,450) (3,435)
                                                   --------  -------  -------  -------  ------  ------  ------  ------  ------
      Net (Loss) on Investments...................  (83,720) (42,933) (23,207)  (7,646) (4,163) (2,225) (4,905) (3,849) (3,474)
                                                   --------  -------  -------  -------  ------  ------  ------  ------  ------
(Decrease) Increase in Net Assets Resulting from
 Operations....................................... $(82,292) (41,975) (22,481)  (7,702) (4,244) (1,826)    (10)  1,088  (2,758)
                                                   ========  =======  =======  =======  ======  ======  ======  ======  ======

                                                          Putnam Voyager
                                                          Fund Division
                                                   ---------------------------
                                                     2002      2001      2000
                                                   --------  --------  -------
Investment Income:
   Dividend Income................................    1,528     3,122    1,444
Expenses:
   Mortality and Expense Charge...................      969     1,673    1,014
                                                   --------  --------  -------
      Net Investment Income (Expense).............      559     1,449      430
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions...............       --    51,608    4,841
   Proceeds from Sales............................  122,248    30,923    8,825
   Cost of Investments Sold.......................  263,617    51,683    9,244
                                                   --------  --------  -------
      Net Realized (Loss) Gain on Investments..... (141,369)   30,848    4,422
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year....... (140,750)  (45,647)     340
   Unrealized (Loss) End of Year..................  (57,211) (140,750) (45,647)
                                                   --------  --------  -------
   Net Unrealized (Loss) Gain on Investments......   83,539   (95,103) (45,987)
                                                   --------  --------  -------
      Net (Loss) on Investments...................  (57,830)  (64,255) (41,565)
                                                   --------  --------  -------
(Decrease) Increase in Net Assets Resulting from
 Operations.......................................  (57,271)  (62,806) (41,135)
                                                   ========  ========  =======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT D

             For the Years Ended December 31, 2002, 2001 and 2000

                                                           Putnam New                                     T.R. Price II
                              Putnam Income Fund       Opportunities Fund      T.R. Price I New America  Limited-Term Bond
                                   Division                 Division             Growth Fund Division     Fund Division
                            ---------------------  -------------------------  -------------------------  ----------------
                              2002    2001   2000    2002     2001     2000     2002     2001     2000    2002   2001 2000
                            -------  -----  -----  -------  -------  -------  -------  -------  -------  ------  ---- ----
Investment Income:
   Dividend Income......... $ 5,954  5,955    410       --       --      410       --       --       --     788  168   73
Expenses:
   Mortality and Expense
    Charge.................     792    743    214      407      531      436      484      788      198     107   37    8
                            -------  -----  -----  -------  -------  -------  -------  -------  -------  ------  ---  ---
     Net Investment
       Income (Expense)....   5,162  5,212    196     (407)    (531)     (26)    (484)    (788)    (198)    681  131   65
Net Realized Gain (Loss)
 on Investments:
   Realized Gain from
    Distributions..........      --     --     --       --   11,936    2,798       --    1,791   12,636      --   --   --
   Proceeds from Sales.....  77,310  3,254    679   12,135    7,862    1,998   73,995    9,013    4,066  10,728  944  452
   Cost of Investments
    Sold...................  75,998  3,191    685   25,463   13,612    1,706  132,459   12,253    4,175  10,661  919  449
                            -------  -----  -----  -------  -------  -------  -------  -------  -------  ------  ---  ---
     Net Realized Gain
       (Loss) on
       Investments.........   1,312     63     (6) (13,328)   6,186    3,090  (58,464)  (1,449)  12,527      67   25    3
Net Unrealized Gain
 (Loss) on Investments:
   Unrealized Gain
    (Loss) Beginning of
    Year...................   3,626  2,685    (23) (53,518) (20,621)  13,686  (33,510) (20,337)      10      82   43   --
   Unrealized Gain
    (Loss) End of Year.....   4,724  3,626  2,685  (63,310) (53,518) (20,621)  (9,659) (33,510) (20,337)    203   82   43
                            -------  -----  -----  -------  -------  -------  -------  -------  -------  ------  ---  ---
   Net Unrealized Gain
    (Loss) on Investments..   1,098    941  2,708   (9,792) (32,897) (34,307)  23,851  (13,173) (20,347)    121   39   43
                            -------  -----  -----  -------  -------  -------  -------  -------  -------  ------  ---  ---
     Net Gain (Loss) on
       Investments.........   2,410  1,004  2,702  (23,120) (26,711) (31,217) (34,613) (14,622)  (7,820)    188   64   46
                            -------  -----  -----  -------  -------  -------  -------  -------  -------  ------  ---  ---
Increase (Decrease) in
 Net Assets Resulting
 from Operations........... $ 7,572  6,216  2,898  (23,527) (27,242) (31,243) (35,097) (15,410)  (8,018)    869  195  111
                            =======  =====  =====  =======  =======  =======  =======  =======  =======  ======  ===  ===

                            T.R. Price I Personal
                              Strategy Balanced       MFS Emerging Growth
                                Fund Division            Fund Division
                            ---------------------  -------------------------
                              2002    2001   2000    2002     2001     2000
                            -------  -----  -----  -------  -------  -------
Investment Income:
   Dividend Income......... $   607    116     --       --       --    2,505
Expenses:
   Mortality and Expense
    Charge.................     107     27     --      453      528      614
                            -------  -----  -----  -------  -------  -------
     Net Investment
       Income (Expense)....     500     89     --     (453)    (528)   1,891
Net Realized Gain (Loss)
 on Investments:
   Realized Gain from
    Distributions..........      --     --     --       --    4,195    1,890
   Proceeds from Sales.....   5,215    358     35   32,648   10,013    2,493
   Cost of Investments
    Sold...................   5,300    366     35   52,034   14,060    1,849
                            -------  -----  -----  -------  -------  -------
     Net Realized (Loss)
       Gain on
       Investments.........     (85)    (8)    --  (19,386)     148    2,534
Net Unrealized Gain
 (Loss) on Investments:
   Unrealized (Loss)
    Gain Beginning of
    Year...................     (51)    --     --  (26,234)   4,994   30,191
   Unrealized (Loss)
    Gain End of Year.......  (1,134)   (51)    --  (34,768) (26,234)   4,994
                            -------  -----  -----  -------  -------  -------
   Net Unrealized (Loss)
    on Investments.........  (1,083)   (51)    --   (8,534) (31,228) (25,197)
                            -------  -----  -----  -------  -------  -------
     Net (Loss) on
       Investments.........  (1,168)   (59)    --  (27,920) (31,080) (22,663)
                            -------  -----  -----  -------  -------  -------
(Decrease) Increase in
 Net Assets Resulting
 from Operations........... $  (668)    30     --  (28,373) (31,608) (20,772)
                            =======  =====  =====  =======  =======  =======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT D

                      STATEMENTS OF CHANGES IN NET ASSETS

             For the Years Ended December 31, 2002, 2001 and 2000

                                    Scudder Money Market     Scudder International      Fidelity Equity Income
                                       Fund Division             Fund Division              Fund Division
                                  ------------------------ -------------------------  -------------------------
                                    2002    2001    2000     2002     2001     2000     2002     2001     2000
                                  -------- ------- ------- -------  -------  -------  -------  -------  -------
Operations:
 Net Investment Income
  (Expense)...................... $  3,113   5,783   4,983     220     (339)   1,300    1,992    1,471     (123)
 Net Realized (Loss) Gain on
  Investments....................       --      --      -- (32,074)  13,804    5,924  (13,522)   6,897      744
 Net Unrealized Gain (Loss) on
  Investments....................       --      --      --  12,312  (52,264) (27,746) (22,526) (17,626)   7,213
                                  -------- ------- ------- -------  -------  -------  -------  -------  -------
 Increase (Decrease) in Net
  Assets Resulting from
  Operations.....................    3,113   5,783   4,983 (19,542) (38,799) (20,522) (34,056)  (9,258)   7,834
 Net Deposits into (Withdrawals
  from) the Separate Account.....  146,952 170,071  32,913  (3,510)  16,638   79,321  (16,318)  20,186  149,009
                                  -------- ------- ------- -------  -------  -------  -------  -------  -------
    Increase (Decrease) in Net
     Assets......................  150,065 175,854  37,896 (23,052) (22,161)  58,799  (50,374)  10,928  156,843
Net Assets, Beginning of Year....  297,401 121,547  83,651  89,686  111,847   53,048  171,575  160,647    3,804
                                  -------- ------- ------- -------  -------  -------  -------  -------  -------
Net Assets, End of Year.......... $447,466 297,401 121,547  66,634   89,686  111,847  121,201  171,575  160,647
                                  ======== ======= ======= =======  =======  =======  =======  =======  =======

                                       Fidelity Growth           Fidelity Index 500
                                        Fund Division              Fund Division
                                  -------------------------  -------------------------
                                    2002     2001     2000     2002     2001     2000
                                  -------  -------  -------  -------  -------  -------
Operations:
 Net Investment Income
  (Expense)......................  (1,048)    (998)   2,456    1,428      958      726
 Net Realized (Loss) Gain on
  Investments.................... (11,022)   4,396    5,445  (57,123)  (8,471)   9,790
 Net Unrealized Gain (Loss) on
  Investments.................... (62,528) (21,511) (15,549) (26,597) (34,462) (32,997)
                                  -------  -------  -------  -------  -------  -------
 Increase (Decrease) in Net
  Assets Resulting from
  Operations..................... (74,598) (18,113)  (7,648) (82,292) (41,975) (22,481)
 Net Deposits into (Withdrawals
  from) the Separate Account..... 125,550  189,020   33,915   38,593   28,781  143,397
                                  -------  -------  -------  -------  -------  -------
    Increase (Decrease) in Net
     Assets......................  50,952  170,907   26,267  (43,699) (13,194) 120,916
Net Assets, Beginning of Year.... 244,479   73,572   47,305  282,229  295,423  174,507
                                  -------  -------  -------  -------  -------  -------
Net Assets, End of Year.......... 295,431  244,479   73,572  238,530  282,229  295,423
                                  =======  =======  =======  =======  =======  =======

                                     Fidelity Contrafund       Putnam High Yield          Putnam Voyager
                                        Fund Division            Fund Division             Fund Division
                                  ------------------------  ----------------------  --------------------------
                                    2002     2001    2000    2002    2001    2000     2002      2001     2000
                                  --------  ------  ------  ------  ------  ------  --------  -------  -------
Operations:
 Net Investment (Expense)
  Income......................... $    (56)    (81)    399   4,895   4,937     716       559    1,449      430
 Net Realized (Loss) Gain on
  Investments....................     (780)   (554)  1,245  (4,002)   (399)    (39) (141,369)  30,848    4,422
 Net Unrealized (Loss) Gain on
  Investments....................   (6,866) (3,609) (3,470)   (903) (3,450) (3,435)   83,539  (95,103) (45,987)
                                  --------  ------  ------  ------  ------  ------  --------  -------  -------
 (Decrease) Increase in Net
  Assets Resulting from
  Operations.....................   (7,702) (4,244) (1,826)    (10)  1,088  (2,758)  (57,271) (62,806) (41,135)
 Net Deposits into (Withdrawals
  from) the Separate Account.....   96,490  20,248  15,078  35,815   3,815  32,338   (96,406)  10,448  296,903
                                  --------  ------  ------  ------  ------  ------  --------  -------  -------
    Increase (Decrease) in Net
     Assets......................   88,788  16,004  13,252  35,805   4,903  29,580  (153,677) (52,358) 255,768
Net Assets, Beginning of Year....   43,122  27,118  13,866  40,396  35,493   5,913   208,971  261,329    5,561
                                  --------  ------  ------  ------  ------  ------  --------  -------  -------
Net Assets, End of Year.......... $131,910  43,122  27,118  76,201  40,396  35,493    55,294  208,971  261,329
                                  ========  ======  ======  ======  ======  ======  ========  =======  =======

                                       Putnam Income        Putnam New Opportunities
                                       Fund Division             Fund Division
                                  -----------------------  -------------------------
                                    2002    2001    2000     2002     2001     2000
                                  -------  ------- ------  -------  -------  -------
Operations:
 Net Investment (Expense)
  Income.........................   5,162    5,212    196     (407)    (531)     (26)
 Net Realized (Loss) Gain on
  Investments....................   1,312       63     (6) (13,328)   6,186    3,090
 Net Unrealized (Loss) Gain on
  Investments....................   1,098      941  2,708   (9,792) (32,897) (34,307)
                                  -------  ------- ------  -------  -------  -------
 (Decrease) Increase in Net
  Assets Resulting from
  Operations.....................   7,572    6,216  2,898  (23,527) (27,242) (31,243)
 Net Deposits into (Withdrawals
  from) the Separate Account.....  (2,535)  24,480 71,273    3,993   21,391   73,587
                                  -------  ------- ------  -------  -------  -------
    Increase (Decrease) in Net
     Assets......................   5,037   30,696 74,171  (19,534)  (5,851)  42,344
Net Assets, Beginning of Year.... 110,591   79,895  5,724   71,775   77,626   35,282
                                  -------  ------- ------  -------  -------  -------
Net Assets, End of Year.......... 115,628  110,591 79,895   52,241   71,775   77,626
                                  =======  ======= ======  =======  =======  =======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT D

             For the Years Ended December 31, 2002, 2001 and 2000

                                                                                                               T.R. Price I
                                                                    T.R. Price I           T.R. Price II         Personal
                                                                 New America Growth      Limited-Term Bond   Strategy Balanced
                                                                    Fund Division          Fund Division       Fund Division
                                                             --------------------------  ------------------ -------------------
                                                               2002      2001     2000    2002  2001  2000   2002    2001  2000
                                                             --------  -------  -------  ------ ----- ----- ------  -----  ----
Operations:
 Net Investment (Expense) Income............................ $   (484)    (788)    (198)    681   131    65    500     89   --
 Net Realized (Loss) Gain on Investments....................  (58,464)  (1,449)  12,527      67    25     3    (85)    (8)  --
 Net Unrealized Gain (Loss) on Investments..................   23,851  (13,173) (20,347)    121    39    43 (1,083)   (51)  --
                                                             --------  -------  -------  ------ ----- ----- ------  -----   --
 (Decrease) Increase in Net Assets Resulting from Operations  (35,097) (15,410)  (8,018)    869   195   111   (668)    30   --
 Net (Withdrawals from) Deposits into the Separate Account..  (51,605)   4,592  122,688  15,188 1,322 2,558 72,026  4,806   --
                                                             --------  -------  -------  ------ ----- ----- ------  -----   --
    (Decrease) Increase in Net Assets.......................  (86,702) (10,818) 114,670  16,057 1,517 2,669 71,358  4,836   --
Net Assets, Beginning of Year...............................  104,886  115,704    1,034   4,186 2,669    --  4,836     --   --
                                                             --------  -------  -------  ------ ----- ----- ------  -----   --
Net Assets, End of Year..................................... $ 18,184  104,886  115,704  20,243 4,186 2,669 76,194  4,836   --
                                                             ========  =======  =======  ====== ===== ===== ======  =====   ==


                                                                MFS Emerging Growth
                                                                   Fund Division
                                                             -------------------------
                                                               2002     2001     2000
                                                             -------  -------  -------
Operations:
 Net Investment (Expense) Income............................    (453)    (528)   1,891
 Net Realized (Loss) Gain on Investments.................... (19,386)     148    2,534
 Net Unrealized Gain (Loss) on Investments..................  (8,534) (31,228) (25,197)
                                                             -------  -------  -------
 (Decrease) Increase in Net Assets Resulting from Operations (28,373) (31,608) (20,772)
 Net (Withdrawals from) Deposits into the Separate Account..  25,118   22,033   35,196
                                                             -------  -------  -------
    (Decrease) Increase in Net Assets.......................  (3,255)  (9,575)  14,424
Net Assets, Beginning of Year...............................  73,998   83,573   69,149
                                                             -------  -------  -------
Net Assets, End of Year.....................................  70,743   73,998   83,573
                                                             =======  =======  =======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT D

                         Notes to Financial Statements

                               December 31, 2002

(1) Organization

   Paragon Life Insurance Company (Paragon) established Paragon Separate Account D (the "Separate Account") on March 17, 1998. The Separate Account commenced operations on May 1, 1998 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium individual variable life insurance policies that are issued by Paragon. The Separate Account is divided into fourteen Fund Divisions (the "Divisions") which invest exclusively in corresponding shares of Scudder Variable Life Investment Fund (Scudder), Fidelity Variable Insurance Products Fund (Fidelity), Putnam Variable Trust (Putnam), T Rowe Price Equity Series, Inc. (T.R. Price I), T Rowe Price Fixed Income Series, Inc. (T.R. Price II) and MFS Variable Insurance Trust (MFS), open-end, diversified management investment companies. These Fund Divisions are the Scudder Money Market, Scudder International, Fidelity Equity Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, T.R. Price I New America Growth, T.R. Price II Limited-Term Bond, T.R. Price I Personal Strategy Balanced and MFS Emerging Growth. Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

   The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  Investments

   The investments in the respective Divisions of the Separate Account in the funds are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Divisions of the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and realized gain distributions are recorded on the ex-dividend date and are immediately reinvested.

  Federal Income Taxes

   The operations of the Separate Account, including its Divisions, are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

  Use of Estimates

   The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

   Charges are deducted from the respective Divisions of the Separate Account in accordance with the provisions of the policies to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                          PARAGON SEPARATE ACCOUNT D

  Premium Expense Charge

   Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and is equal to 1.25% of the premium paid during the first ten policy years. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

  Monthly Expense Charge

   Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge is $3.50 per month.

  Cost of Insurance

   The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

  Optional Rider Benefits Charge

   The optional benefits charge is a monthly deduction for any additional benefits provided by policy riders.

  Mortality and Expense Charge

   In addition to the above, the contract authorizes a daily charge against the operations of each division made for the mortality and expense risks assumed by Paragon. In 2002, Paragon was authorized to deduct a daily charge from the Divisions of the Separate Account at the rate of .00178% of the net assets of each division of the Separate Account which equals an annual rate of .65% of those net assets. In 2001, Paragon deducted a daily charge from the Separate Account at the rate of .00206% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT D

Note 4--Purchases and Sales

   For the years ended December 31, 2002, 2001 and 2000.

            Scudder Money Market   Scudder International Fidelity Equity Income    Fidelity Growth       Fidelity Index 500
               Fund Division          Fund Division          Fund Division          Fund Division          Fund Division
          ------------------------ --------------------  ---------------------- ---------------------- ----------------------
            2002    2001    2000    2002    2001   2000   2002    2001   2000    2002    2001    2000   2002    2001   2000
          -------- ------- ------- ------  ------ ------ ------- ------ ------- ------- ------- ------ ------- ------ -------
Purchases $206,275 416,490 325,458 31,887  23,976 87,333  39,875 31,220 151,193 142,841 206,659 70,711 159,516 61,765 417,896
Sales.... $ 61,306 248,002 293,093 35,902   8,134  8,574  57,073 12,242   2,500  36,706  18,751 37,213 141,398 35,300 275,709

                                                                                                            Putnam New
            Fidelity Contrafund     Putnam High Yield       Putnam Voyager         Putnam Income          Opportunities
               Fund Division          Fund Division         Fund Division          Fund Division          Fund Division
          ------------------------ -------------------- ---------------------- ---------------------- ----------------------
            2002    2001    2000    2002   2001   2000   2002    2001   2000    2002    2001    2000   2002    2001   2000
          -------- ------- ------- ------ ------ ------ ------- ------ ------- ------- ------- ------ ------- ------ -------
Purchases $103,197  30,360  20,152 41,732  5,811 32,827  24,925 39,538 304,881  74,113  26,945 71,787  15,777 28,672  75,200
Sales.... $  6,912  10,405   5,193 27,214  2,305    588 122,248 30,923   8,825  77,310   3,254    679  12,135  7,862   1,998

                                      T.R. Price II     T.R. Price I Personal
          T.R. Price I New America  Limited-Term Bond   Strategy Balanced Fund  MFS Emerging Growth
            Growth Fund Division      Fund Division            Division            Fund Division
          ------------------------ -------------------- ---------------------- ----------------------
            2002    2001    2000    2002   2001   2000   2002    2001   2000    2002    2001    2000
          -------- ------- ------- ------ ------ ------ ------- ------ ------- ------- ------- ------
Purchases $ 21,925  12,748 126,629 25,830  2,227  3,004  77,201  5,137      35  38,941  31,531 37,127
Sales.... $ 73,995   9,013   4,066 10,728    944    452   5,215    358      35  32,648  10,013  2,493

   The purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                          PARAGON SEPARATE ACCOUNT D

Note 5--Accumulation of Unit Activity

   The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2002, 2001 and 2000.

                                                      Scudder              Scudder        Fidelity Equity       Fidelity
                                                   Money Market         International          Income            Growth
                                                   Fund Division        Fund Division      Fund Division      Fund Division
                                              ----------------------- ------------------ ------------------ -----------------
                                               2002    2001    2000    2002  2001  2000   2002  2001  2000  2002  2001  2000
                                              ------- ------- ------- -----  ----- ----- -----  ----- ----- ----- ----- -----
Net Increase (Decrease) in Units
   Deposits.................................. 185,686 338,631 310,168 3,211  1,501 4,490 1,699    978 5,777 5,422 4,476 1,153
   Withdrawals...............................  54,051 163,860 279,130 3,843    417   423 2,651    208    86 1,331   309   565
                                              ------- ------- ------- -----  ----- ----- -----  ----- ----- ----- ----- -----
    Net Increase (Decrease) in Units......... 131,635 154,771  31,038  (632) 1,084 4,067  (952)   770 5,691 4,091 4,167   588
Outstanding Units, Beginning of Year......... 267,690 112,919  81,881 7,524  6,440 2,373 6,610  5,840   149 5,527 1,360   772
                                              ------- ------- ------- -----  ----- ----- -----  ----- ----- ----- ----- -----
Outstanding Units, End of Year............... 399,325 267,690 112,919 6,892  7,524 6,440 5,658  6,610 5,840 9,618 5,527 1,360
                                              ======= ======= ======= =====  ===== ===== =====  ===== ===== ===== ===== =====

                                                  Fidelity
                                                  Index 500
                                                Fund Division
                                              -----------------
                                              2002  2001  2000
                                              ----- ----- -----
Net Increase (Decrease) in Units
   Deposits.................................. 1,702   395 2,545
   Withdrawals............................... 1,503   211 1,633
                                              ----- ----- -----
    Net Increase (Decrease) in Units.........   199   184   912
Outstanding Units, Beginning of Year......... 2,128 1,944 1,032
                                              ----- ----- -----
Outstanding Units, End of Year............... 2,327 2,128 1,944
                                              ===== ===== =====

                                                  Fidelity           Putnam             Putnam              Putnam
                                                 Contrafund        High Yield           Voyager             Income
                                                Fund Division     Fund Division      Fund Division      Fund Division
                                              ----------------- ----------------- ------------------- ------------------
                                              2002  2001  2000  2002  2001  2000   2002   2001  2000   2002  2001  2000
                                              ----- ----- ----- ----- ----- ----- ------  ----- ----- -----  ----- -----
Net Increase (Decrease) in Units
   Deposits.................................. 4,739   936   710 6,933   455 3,043    782    766 4,811 5,019  1,865 5,523
   Withdrawals...............................   322   103   178 3,391    89    45  3,935    595   127 5,223    102    40
                                              ----- ----- ----- ----- ----- ----- ------  ----- ----- -----  ----- -----
    Net Increase (Decrease) in Units......... 4,417   833   532 3,542   366 2,998 (3,153)   171 4,684  (204) 1,763 5,483
Outstanding Units, Beginning of Year......... 1,843 1,010   478 3,898 3,532   534  4,939  4,768    84 7,704  5,941   458
                                              ----- ----- ----- ----- ----- ----- ------  ----- ----- -----  ----- -----
Outstanding Units, End of Year............... 6,260 1,843 1,010 7,440 3,898 3,532  1,786  4,939 4,768 7,500  7,704 5,941
                                              ===== ===== ===== ===== ===== ===== ======  ===== ===== =====  ===== =====

                                                 Putnam New
                                                Opportunities
                                                Fund Division
                                              -----------------
                                              2002  2001  2000
                                              ----- ----- -----
Net Increase (Decrease) in Units
   Deposits..................................   947 1,035 1,649
   Withdrawals...............................   784   237    39
                                              ----- ----- -----
    Net Increase (Decrease) in Units.........   163   798 1,610
Outstanding Units, Beginning of Year......... 3,212 2,414   804
                                              ----- ----- -----
Outstanding Units, End of Year............... 3,375 3,212 2,414
                                              ===== ===== =====

                                                 T.R. Price I      T.R. Price II    T.R. Price I Personal   MFS Emerging
                                              New America Growth  Limited-Term Bond Strategy Balanced          Growth
                                                 Fund Division     Fund Division     Fund Division          Fund Division
                                              ------------------- ---------------   --------------------- -----------------
                                               2002   2001  2000  2002    2001 2000 2002    2001   2000   2002  2001  2000
                                              ------  ----- ----- -----   ---- ----  -----  ----   ----   ----- ----- -----
Net Increase (Decrease) in Units
   Deposits..................................  1,337    574 5,177 4,857   378  610  5,555   344      2    4,583 1,299 1,000
   Withdrawals...............................  5,360    309   158 2,084   132   92    362    19      2    2,896   351    55
                                              ------  ----- ----- -----   ---  ---   -----  ---     --    ----- ----- -----
    Net (Decrease) Increase in Units......... (4,023)   265 5,019 2,773   246  518  5,193   325     --    1,687   948   945
Outstanding Units, Beginning of Year.........  5,293  5,028     9   764   518   --    325    --     --    3,727 2,779 1,834
                                              ------  ----- ----- -----   ---  ---   -----  ---     --    ----- ----- -----
Outstanding Units, End of Year...............  1,270  5,293 5,028 3,537   764  518  5,518   325     --    5,414 3,727 2,779
                                              ======  ===== ===== =====   ===  ===   =====  ===     ==    ===== ===== =====

                          PARAGON SEPARATE ACCOUNT D

                            SCHEDULE OF INVESTMENTS

                               December 31, 2002

                                                        Number of
                                                         Shares   Market Value   Cost
                                                        --------- ------------ --------
Scudder Variable Life Investment Fund:
   Scudder Money Market Fund Division..................  447,942    $447,942   $447,942
   Scudder International Fund Division.................   10,234      66,724    122,828

Fidelity Variable Insurance Products Fund:
   Fidelity Equity Income Fund Division................    6,685     121,403    154,344
   Fidelity Growth Fund Division.......................   11,843     277,606    371,470
   Fidelity Index 500 Fund Division....................    2,201     219,959    302,134
   Fidelity Contrafund Fund Division...................    7,299     132,113    144,114

Putnam Variable Trust:
   Putnam High Yield Fund Division.....................    7,819      55,278     62,906
   Putnam Voyager Fund Division........................    2,636      55,354    112,565
   Putnam Income Fund Division.........................    8,939     115,762    111,038
   Putnam New Opportunities Fund Division..............    4,501      52,299    115,609

T Rowe Price Equity Series, Inc.:
   T.R. Price I New America Growth Fund Division.......    1,402      18,206     27,865
   T.R. Price I Personal Strategy Balanced Fund
     Division..........................................    5,769      76,261     77,395

T Rowe Price Fixed Income Series, Inc.:
   T.R. Price II Limited-Term Bond Fund Division.......    3,989      20,264     20,061

MFS Variable Insurance Trust:
   MFS Emerging Growth Fund Division...................    4,403      52,437     87,205

                See Accompanying Independent Auditors' Report.

                          PARAGON SEPARATE ACCOUNT D

                             FINANCIAL HIGHLIGHTS


                                                                                 For the Year Ended
                                               As of December 31, 2002            December 31, 2002
                                            ------------------------------ -------------------------------
                                            Total Units Unit Fair   Net     Investment   Expense   Total
                                               Held       Value    Assets  Income Ratio* Ratio** Return***
                                            ----------- --------- -------- ------------- ------- ---------
Scudder Variable Life Investment Fund:
   Scudder Money Market Fund Division......   399,325    $  1.12  $447,466     1.51%      0.65%     0.90%
   Scudder International Fund Division.....     6,892       9.67    66,634     0.87%      0.65%  (18.88)%
Fidelity Variable Insurance Products Fund:
   Fidelity Equity Income Fund Division....     5,658      21.42   121,201     4.03%      0.65%  (17.49)%
   Fidelity Growth Fund Division...........     9,618      30.72   295,431     0.21%      0.65%  (30.56)%
   Fidelity Index 500 Fund Division........     2,327     102.45   238,530     1.13%      0.65%  (22.76)%
   Fidelity Contrafund Fund Division.......     6,260      21.07   131,910     0.62%      0.65%   (9.96)%
Putnam Variable Trust:
   Putnam High Yield Fund Division.........     7,440      10.24    76,201     9.87%      0.65%   (1.16)%
   Putnam Voyager Fund Division............     1,786      30.97    55,294     0.94%      0.65%  (26.80)%
   Putnam Income Fund Division.............     7,500      15.42   115,628     5.06%      0.65%     7.46%
   Putnam New Opportunities Fund
     Division..............................     3,375      15.48    52,241     0.00%      0.65%  (30.74)%
T Rowe Price Equity Series, Inc.:
   T.R. Price I New America Growth Fund
     Division..............................     1,270      14.32    18,184     0.00%      0.65%  (27.75)%
   T.R. Price I Personal Strategy Balanced
     Fund Division.........................     5,518      13.81    76,194     5.39%      0.65%   (7.19)%
T Rowe Price Fixed Income Series, Inc.:
   T.R. Price II Limited-Term Bond Fund
     Division..............................     3,537       5.72    20,243     5.24%      0.65%     4.76%
MFS Variable Insurance Trust:
   MFS Emerging Growth Fund Division.......     5,414      13.07    70,743     0.00%      0.65%  (34.19)%

--------
* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.
** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                          PARAGON SEPARATE ACCOUNT D



                             FINANCIAL HIGHLIGHTS



                                                                                For the Year Ended
                                             As of December 31, 2001             December 31, 2001
                                         -------------------------------- -----------------------------
                                         Total Units Unit Fair             Investment   Expense   Total
                                            Held       Value   Net Assets Income Ratio* Ratio** Return***
                                         ----------- --------- ---------- ------------- ------- ---------
Scudder Variable Life Investment Fund:
   Scudder Money Market Fund
     Division...........................   267,690    $  1.11   $297,401      2.86%      0.75%     2.78%
   Scudder International Fund Division..     7,524      11.92     89,686      0.40%      0.75%   (31.38)%
Fidelity Variable Insurance
  Products Fund:
   Fidelity Equity Income Fund Division.     6,610      25.96    171,575      1.64%      0.75%    (5.63)%
   Fidelity Growth Fund Division........     5,527      44.24    244,479      0.06%      0.75%   (18.24)%
Fidelity Variable Insurance
  Products Fund II:
   Fidelity Index 500 Fund Division.....     2,128     132.63    282,229      1.10%      0.75%   (12.74)%
   Fidelity Contrafund Fund Division....     1,843      23.40     43,122      0.52%      0.75%   (12.88)%
Putnam Variable Trust:
   Putnam High Yield Fund Division......     3,898      10.36     40,396     13.43%      0.75%     3.08%
   Putnam Voyager Fund Division.........     4,939      42.31    208,971      1.38%      0.75%   (22.81)%
   Putnam Income Fund Division..........     7,704      14.35    110,591      5.76%      0.75%     6.70%
   Putnam New Opportunities Fund
     Division...........................     3,212      22.35     71,775      0.00%      0.75%   (30.50)%
T Rowe Price Equity Series, Inc.:
   T.R. Price I New America Growth
     Fund Division......................     5,293      19.82    104,886      0.00%      0.75%   (13.86)%
   T.R. Price I Personal Strategy
     Balanced Fund Division.............       325      14.88      4,836      2.79%      0.75%    (0.73)%
T Rowe Price Fixed Income Series, Inc.:
   T.R. Price II Limited-Term Bond
     Fund Division......................       764       5.46      4,186      5.11%      0.75%     6.23%
MFS Variable Insurance Trust:
   MFS Emerging Growth Fund
     Division...........................     3,727      19.86     73,998      0.00%      0.75%   (33.95)%

--------

  *These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.


 **These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.


***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                     PART C

                                OTHER INFORMATION

Item 27. Exhibits

1. Board of Directors Resolutions.

   a) Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of Separate Account D of Paragon Life Insurance Company (2)

2. Custodian Agreements. Not applicable.

3. Underwriting Contracts.

   a) Form of Underwriting Agreement (6)

   b) Form of Selling Agreement (4)

4. Contracts.

   a) Form of Individual Policy (30046) (5) and Policy Riders (2)

5. Applications.

   a) Proposed Form of Application (33136) (5)

6. Depositor's Certificate of Incorporation and By-Laws.

   a) Amended Charter and Articles of Incorporation of Paragon Life Insurance Company (4)

   b) By-Laws of Paragon Life Insurance Company (4)

7. Reinsurance Contracts. (7)

8. Participation Agreements.

   a) Participation Agreement dated September 1, 1993, between Paragon Life Insurance Company and the Variable Insurance Products Fund and Fidelity Distributors Corporation. (4)

   b) Participation Agreement dated September 1, 1993, between Paragon Life Insurance Company and the Variable Insurance Products Fund II and Fidelity Distributors Corporation. (4)

   c) Participation Agreement dated October 12, 1995, by and among MFS Variable Insurance Trust and Paragon Life Insurance Company and Massachusetts Financial Services Company. (4)

    d) Participation Agreement dated October 30, 1995, among Putnam Capital Manager Trust, Putnam Mutual Funds Corp., and Paragon Life Insurance Company. (4)

    e) Participation Agreement dated March 15, 1985, between Scudder Variable Life Investment Fund, Scudder Investor Services, Inc., and Paragon Life Insurance Company. (4)

    f) Participation Agreement dated August 1, 1996, by and among Paragon Life Insurance Company and T. Rowe Price Investment Services, Inc. (3)

9.  Administrative Contracts. Not applicable.

10. Other Material Contracts. Powers of Attorney (8)

11. Legal Opinion.

    a) Opinion of Gregg P. Hirsch, Esquire (1)

12. Actuarial Opinion.
    Not Applicable

13. Calculations.
    Not Applicable

14. Other Opinions.

    a) Consent of Sutherland Asbill & Brennan LLP (1)

    b) Consent of Deloitte & Touche LLP (1)

15. Omitted Financial Statements. No financial statements are omitted from
    Item 24.

16. Initial Capital Agreements. Not applicable.

17. Redeemability Exemption. Memorandum describing the Company's issuance, transfer and redemption procedures for the Policies. (2)

----------

(2) Incorporated by reference to the initial Registration Statement on Form S-6 found in the file No. 333-36515, filed with the Securities and Exchange Commission on September 26, 1997.

(3) Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement, File 333-36515, filed with the Securities and Exchange Commission on February 26, 1999.

(4) Incorporated by reference to the Pre-Effective Amendment number 1 on Form S-6 found in File No. 333-80393, filed with the Securities and Exchange Commission on September 1, 1999.

(5) Incorporated by reference to the Post-Effective Amendment No. 13 on Form S-6 found in File No. 33-18341, filed with the Securities and Exchange Commission on April 25, 2001.

(6) Incorporated by reference to the Post-Effective Amendment No. 14 on Form S-6 found in File No. 33-58796, filed with the Securities and Exchange Commission on April 30, 2002.

(7) Incorporated by reference to Post-Effective Amendment number 17 on Form N-6 found in File No. 33-58796, filed with the Securities and Exchange Commission on April 30, 2003.

(8) Incorporated by reference to Post-Effective Amendment number 17 on Form N-6 found in File No. 33-18341, filed with the Securities and Exchange Commission on April 30, 2003.

Item 28.  Directors and Officers of the Depositor

Name and Principal Business Address       Position and Offices with Depositor/1/
-----------------------------------       --------------------------------------
Executive Officers/2/

Anthony F. Trani/3/...................    President and Chief Executive Officer

Craig K. Nordyke/3/...................    Executive Vice President and Chief
                                          Actuary

Michael J. McDermott/3/...............    Vice President--Sales

Matthew K. Duffy......................    Vice President and Chief Financial
                                          Officer

John R. Tremmel.......................    Vice President--Operations and System
                                          Development

Directors/4/

Nicholas D. Latrenta..................    Senior Vice President--Institutional
                                          Business Operations

Roy C. Albertalli.....................    Chief Counsel--Institutional Business
                                          and Banking

Craig J. Guiffre......................    Vice President - Institutional
                                          Marketing

Eugene Marks, Jr......................    Senior Vice President--Institutional
                                          Business Operations

Stanley J. Talbi......................    Senior Vice President and Chief
                                          Financial Officer--U.S. Insurance and
                                          Financial Services Division

Michael W. Witwer.....................    Vice President--Life Products

----------------

/1/ All positions listed for Officers are with Paragon Life Insurance Company.

/2/ The principal business address for each person listed is Paragon Life
    Insurance Company, 190 Carondelet Plaza, St. Louis, MO 63105.

/3/ Indicates Executive Officers who are also Directors.

/4/ All positions listed for Directors are with Metropolitan Life Insurance
    Company with the principal business address of One Madison Avenue, New ork, NY 10010, except for Michael W. Witwer and Craig J. Guiffre--Metropolitan Life Insurance Company, 501 US Highway 22, Bridgewater, NJ 08807.

Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant (1)

Item 30. Indemnification

         The By-Laws of Paragon Life Insurance Company provide, in part in
Section 13 Article III, as follows:


                                   ARTICLE III

            INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHER PERSONS

Section 13. "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to person who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

     Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

     (a) Other Activity. General American Distributors is ("GAD") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended.

     (b) Management. The following information is furnished with respect to the officers and directors of GAD.


Name and Principal Business Address Officers        Positions and Offices with GAD/(1)/
Richard V. Furlong/(2)(3)/ .....................    President
Richard D. Evans ...............................    Vice President
John E. Petersen ...............................    Vice President
Steven D. Anderson/(2)/ ........................    Vice President and CFO
Norman R. Lazarus ..............................    Vice President - Compliance
Dennis J. Capriglione/(2)/ .....................    Secretary/Treasurer
James W. Koeger ................................    Assistant Treasurer

-----------

/(1)/All positions listed for Officers are with General American Distributors,
     Inc., 700 Market Street, St. Louis, Missouri 63010, unless otherwise noted. /(2)/Indicates Officers who are also Directors.
/(3)/Principal business address is Metropolitan Life Insurance Company, One
     Madison Avenue, New York, NY 10010.


(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


    (1)               (2)               (3)             (4)             (5)
  Name of      Net Underwriting
 Principal       Discounts and     Compensation      Brokerage
Underwriter       Commissions      on Redemption    Commissions    Compensation
----------     ----------------    -------------    -----------    ------------
   GAD               $0                 $0               $0            $ *

* Fees of $42,000 provided to GAD to offset costs of administering Home Office registered representatives.

Item 32. Location of Accounts and Records

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by Paragon Life Insurance Company at 190 Carondelet Plaza, St. Louis, MO 63105.

Item 33. Management Services

           All management contracts are discussed in Part A or Part B.

Item 34. Fee Representation

     Paragon Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Paragon Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, in the City of St. Louis and State of Missouri, on the 30th day of April, 2003.



                                                    SEPARATE ACCOUNT D
                                            OF PARAGON LIFE INSURANCE COMPANY
                                                      (REGISTRANT)

Attest:                              By:
       -------------------------        ----------------------------------------
          ELIZABETH A. RICH                          ANTHONY F. TRANI
         Assistant Secretary               President and Chief Executive Officer

                                         By: PARAGON LIFE INSURANCE COMPANY
                                                     (DEPOSITOR)

Attest:                              By:
       -------------------------        ----------------------------------------
          ELIZABETH A. RICH                       ANTHONY F. TRANI
         Assistant Secretary             President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 30, 2003.

             Signatures                               Title
             ----------                               -----

                                     President, Chief Executive Officer and Director
--------------------------------             (Principal Executive Officer)
        ANTHONY F. TRANI

                                                Executive Vice President,
--------------------------------               Chief Actuary and Director
        CRAIG K. NORDYKE

               *                               Vice President and Director
--------------------------------
      MICHAEL J. MCDERMOTT

               *                                       Director
--------------------------------
      NICHOLAS D. LATRENTA


               *                           Director
--------------------------------
       ROY C. ALBERTALLI

               *                           Director
--------------------------------
       CRAIG J. GUIFFRE

               *                           Director
--------------------------------
      EUGENE MARKS, JR.

               *                           Director
--------------------------------
      STANLEY J. TALBI

               *                           Director
--------------------------------
      MICHAEL W. WITWER


*By: ------------------------------

             Attorney-in-Fact
      Pursuant to Power of Attorney

                                  EXHIBIT INDEX

Exhibits
--------

11(a)   Opinion of Gregg P. Hirsch, Esquire
14(a)   Consent of Sutherland Asbill & Brennan LLP
14(b)   Consent of Deloitte & Touche LLP
29      Organizational Structure of MetLife, Inc. and Subsidiaries